                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

     This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

     1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

         i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

         ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

         iii.The Waiver will not apply to cash collateral for securities lending.

         For purposes of the paragraph above, the following terms shall have the following meanings:

         (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

         (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

         (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

     2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

     Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO BOND FUND
COUNSELOR SERIES TRUST)                INVESCO CALIFORNIA VALUE MUNICIPAL
AIM EQUITY FUNDS (INVESCO EQUITY       INCOME TRUST
FUNDS)                                 INVESCO DYNAMIC CREDIT OPPORTUNITIES
AIM FUNDS GROUP (INVESCO FUNDS GROUP)  FUND
AIM GROWTH SERIES (INVESCO GROWTH      INVESCO EXCHANGE FUND
SERIES)                                INVESCO HIGH INCOME TRUST II
AIM INTERNATIONAL MUTUAL FUNDS         INVESCO MANAGEMENT TRUST
(INVESCO INTERNATIONAL MUTUAL FUNDS)   INVESCO MUNICIPAL INCOME
AIM INVESTMENT FUNDS (INVESCO          OPPORTUNITIES TRUST
INVESTMENT FUNDS)                      INVESCO MUNICIPAL OPPORTUNITY TRUST
AIM INVESTMENT SECURITIES FUNDS        INVESCO MUNICIPAL TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)  INVESCO PENNSYLVANIA VALUE MUNICIPAL
AIM SECTOR FUNDS (INVESCO SECTOR       INCOME TRUST
FUNDS)                                 INVESCO QUALITY MUNICIPAL INCOME TRUST
AIM TAX-EXEMPT FUNDS (INVESCO TAX-     INVESCO SECURITIES TRUST
EXEMPT FUNDS)                          INVESCO SENIOR INCOME TRUST
AIM TREASURER'S SERIES TRUST (INVESCO  INVESCO TRUST FOR INVESTMENT GRADE
TREASURER'S SERIES TRUST)              MUNICIPALS
AIM VARIABLE INSURANCE FUNDS (INVESCO  INVESCO TRUST FOR INVESTMENT GRADE
VARIABLE INSURANCE FUNDS)              NEW YORK MUNICIPALS
INVESCO ADVANTAGE MUNICIPAL INCOME     INVESCO VALUE MUNICIPAL INCOME TRUST
TRUST II

       on behalf of the Funds listed
       in the Exhibit to this
       Memorandum of Agreement

       By:     /s/ John M. Zerr
               -----------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               -----------------------
       Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR                                                                        EXPIRATION
SERIES TRUST)                                                     WAIVER DESCRIPTION                  EFFECTIVE DATE    DATE
-------------------------------------------------  -------------------------------------------------- -------------- ----------
Invesco Strategic Real Return Fund                 Invesco will waive advisory fees in an amount        4/30/2014    06/30/2018
                                                   equal to the advisory fees earned on underlying
                                                   affiliated investments

                                                                                                                     EXPIRATION
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS                    WAIVER DESCRIPTION                  EFFECTIVE DATE    DATE
-------------------------------------------------  -------------------------------------------------- -------------- ----------
Invesco Balanced-Risk Commodity Strategy Fund      Invesco will waive advisory fees in an amount         02/24/15    06/30/2018
                                                   equal to the advisory fees earned on underlying
                                                   affiliated investments

Invesco Global Targeted Returns Fund               Invesco will waive advisory fees in an amount        12/17/2013   06/30/2018
                                                   equal to the advisory fees earned on underlying
                                                   affiliated investments

Invesco Strategic Income Fund                      Invesco will waive advisory fees in an amount         5/2/2014    06/30/2018
                                                   equal to the advisory fees earned on underlying
                                                   affiliated investments

Invesco Unconstrained Bond Fund                    Invesco will waive advisory fees in an amount        10/14/2014   06/30/2018
                                                   equal to the advisory fees earned on underlying
                                                   affiliated investments

AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S                                                                    EXPIRATION
SERIES TRUST)                                                     WAIVER DESCRIPTION                  EFFECTIVE DATE    DATE
-------------------------------------------------  -------------------------------------------------- -------------- ----------
Premier Portfolio                                  Invesco will waive advisory fees in the amount of     2/1/2011    12/31/2016
                                                   0.07% of the Fund's average daily net assets

Premier U.S. Government Money Portfolio            Invesco will waive advisory fees in the amount of     2/1/2011    12/31/2016
                                                   0.07% of the Fund's average daily net assets

Premier Tax-Exempt Portfolio                       Invesco will waive advisory fees in the amount of    06/01/2016   05/31/2017
                                                   0.05% of the Fund's average daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                           EFFECTIVE DATE    COMMITTED UNTIL
---------                                         ------------------- ---------------
Invesco American Franchise Fund                   February 12, 2010   June 30, 2018
Invesco California Tax-Free Income Fund           February 12, 2010   June 30, 2018
Invesco Core Plus Bond Fund                          June 2, 2009     June 30, 2018
Invesco Equally-Weighted S&P 500 Fund             February 12, 2010   June 30, 2018
Invesco Equity and Income Fund                    February 12, 2010   June 30, 2018
Invesco Floating Rate Fund                           July 1, 2007     June 30, 2018
Invesco Global Real Estate Income Fund               July 1, 2007     June 30, 2018
Invesco Growth and Income Fund                    February 12, 2010   June 30, 2018
Invesco Low Volatility Equity Yield Fund             July 1, 2007     June 30, 2018
Invesco Pennsylvania Tax Free Income Fund         February 12, 2010   June 30, 2018
Invesco S&P 500 Index Fund                        February 12, 2010   June 30, 2018
Invesco Short Duration High Yield Municipal Fund  September 30, 2015  June 30, 2018
Invesco Small Cap Discovery Fund                  February 12, 2010   June 30, 2018
Invesco Strategic Real Return Fund                  April 30, 2014    June 30, 2018

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

       PORTFOLIO                          EFFECTIVE DATE COMMITTED UNTIL
       ---------                          -------------- ---------------
       Invesco Charter Fund                July 1, 2007   June 30, 2018
       Invesco Diversified Dividend Fund   July 1, 2007   June 30, 2018
       Invesco Summit Fund                 July 1, 2007   June 30, 2018

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

    FUND                                      EFFECTIVE DATE COMMITTED UNTIL
    ----                                      -------------- ---------------
    Invesco European Small Company Fund        July 1, 2007   June 30, 2018
    Invesco Global Core Equity Fund            July 1, 2007   June 30, 2018
    Invesco International Small Company Fund   July 1, 2007   June 30, 2018
    Invesco Small Cap Equity Fund              July 1, 2007   June 30, 2018

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                              EFFECTIVE DATE    COMMITTED UNTIL
----                                             ------------------ ---------------
Invesco Alternative Strategies Fund              October 14, 2014   June 30, 2018
Invesco Convertible Securities Fund              February 12, 2010  June 30, 2018
Invesco Global Low Volatility Equity Yield Fund    July 1, 2007     June 30, 2018
Invesco Mid Cap Core Equity Fund                   July 1, 2007     June 30, 2018
Invesco Multi-Asset Inflation Fund               October 14, 2014   June 30, 2018
Invesco Small Cap Growth Fund                      July 1, 2007     June 30, 2018
Invesco U.S. Mortgage Fund                       February 12, 2010  June 30, 2018

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                        ------------------ ---------------
Invesco Asia Pacific Growth Fund              July 1, 2007     June 30, 2018
Invesco European Growth Fund                  July 1, 2007     June 30, 2018
Invesco Global Growth Fund                    July 1, 2007     June 30, 2018
Invesco Global Opportunities Fund            August 3, 2012    June 30, 2018
Invesco Global Small & Mid Cap Growth Fund    July 1, 2007     June 30, 2018
Invesco Global Sustainable Equity Fund        June 30, 2016    June 30, 2018
Invesco International Companies Fund        December 21, 2015  June 30, 2018
Invesco International Core Equity Fund        July 1, 2007     June 30, 2018
Invesco International Growth Fund             July 1, 2007     June 30, 2018
Invesco Select Opportunities Fund            August 3, 2012    June 30, 2018

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                EFFECTIVE DATE    COMMITTED UNTIL
----                                              ------------------- ---------------
Invesco All Cap Market Neutral Fund               December 17, 2013   June 30, 2018
Invesco Balanced-Risk Allocation Fund/1/             May 29, 2009     June 30, 2018
Invesco Balanced-Risk Commodity Strategy Fund/2/  November 29, 2010   June 30, 2018
Invesco Developing Markets Fund                      July 1, 2007     June 30, 2018
Invesco Emerging Markets Equity Fund                 May 11, 2011     June 30, 2018
Invesco Emerging Markets Flexible Bond Fund/3/      June 14, 2010     June 30, 2018
Invesco Endeavor Fund                                July 1, 2007     June 30, 2018
Invesco Global Health Care Fund                      July 1, 2007     June 30, 2018
Invesco Global Infrastructure Fund                   May 2, 2014      June 30, 2018
Invesco Global Market Neutral Fund                December 17, 2013   June 30, 2018
Invesco Global Markets Strategy Fund/4/           September 25, 2012  June 30, 2018
Invesco Global Targeted Returns Fund/5/           December 17, 2013   June 30, 2018
Invesco Greater China Fund                           July 1, 2007     June 30, 2018
Invesco International Total Return Fund              July 1, 2007     June 30, 2018
Invesco Long/Short Equity Fund                    December 17, 2013   June 30, 2018
Invesco Low Volatility Emerging Markets Fund      December 17, 2013   June 30, 2018
Invesco Macro International Equity Fund           December 17, 2013   June 30, 2018
Invesco Macro Long/Short Fund                     December 17, 2013   June 30, 2018
Invesco MLP Fund                                   August 29, 2014    June 30, 2018
Invesco Pacific Growth Fund                       February 12, 2010   June 30, 2018
Invesco Premium Income Fund/6/                    December 13, 2011   June 30, 2018
Invesco Select Companies Fund                        July 1, 2007     June 30, 2018
Invesco Strategic Income Fund                        May 2, 2014      June 30, 2018
Invesco Unconstrained Bond Fund                    October 14, 2014   June 30, 2018

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                              EFFECTIVE DATE    COMMITTED UNTIL
----                                             ------------------ ---------------
Invesco Corporate Bond Fund                      February 12, 2010  June 30, 2018
Invesco Global Real Estate Fund                    July 1, 2007     June 30, 2018
Invesco Government Money Market Fund               July 1, 2007     June 30, 2018
Invesco High Yield Fund                            July 1, 2007     June 30, 2018
Invesco Real Estate Fund                           July 1, 2007     June 30, 2018
Invesco Short Duration Inflation Protected Fund    July 1, 2007     June 30, 2018
Invesco Short Term Bond Fund                       July 1, 2007     June 30, 2018
Invesco U.S. Government Fund                       July 1, 2007     June 30, 2018

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/5/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
/6/ Advisory fees to be waived by Invesco for Invesco Premium Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Premium Income Cayman, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

   FUND                                    EFFECTIVE DATE    COMMITTED UNTIL
   ----                                   ------------------ ---------------
   Invesco American Value Fund            February 12, 2010  June 30, 2018
   Invesco Comstock Fund                  February 12, 2010  June 30, 2018
   Invesco Energy Fund                      July 1, 2007     June 30, 2018
   Invesco Dividend Income Fund             July 1, 2007     June 30, 2018
   Invesco Gold & Precious Metals Fund      July 1, 2007     June 30, 2018
   Invesco Mid Cap Growth Fund            February 12, 2010  June 30, 2018
   Invesco Small Cap Value Fund           February 12, 2010  June 30, 2018
   Invesco Technology Fund                  July 1, 2007     June 30, 2018
   Invesco Technology Sector Fund         February 12, 2010  June 30, 2018
   Invesco Value Opportunities Fund       February 12, 2010  June 30, 2018

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

   FUND                                    EFFECTIVE DATE    COMMITTED UNTIL
   ----                                   ------------------ ---------------
   Invesco High Yield Municipal Fund      February 12, 2010  June 30, 2018
   Invesco Intermediate Term Municipal
     Income Fund                          February 12, 2010  June 30, 2018
   Invesco Municipal Income Fund          February 12, 2010  June 30, 2018
   Invesco New York Tax Free Income Fund  February 12, 2010  June 30, 2018
   Invesco Tax-Exempt Cash Fund             July 1, 2007     June 30, 2018
   Invesco Limited Term Municipal Income
     Fund                                   July 1, 2007     June 30, 2018

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

   FUND                                    EFFECTIVE DATE    COMMITTED UNTIL
   ----                                   ------------------ ---------------
   Invesco V.I. American Franchise Fund   February 12, 2010  June 30, 2018
   Invesco V.I. American Value Fund       February 12, 2010  June 30, 2018
   Invesco V.I. Balanced-Risk Allocation
     Fund/7/                              December 22, 2010  June 30, 2018
   Invesco V.I. Comstock Fund             February 12, 2010  June 30, 2018
   Invesco V.I. Core Equity Fund            July 1, 2007     June 30, 2018
   Invesco V.I. Core Plus Bond Fund        April 30, 2015    June 30, 2018
   Invesco V.I. Diversified Dividend Fund February 12, 2010 June 30, 2018 Invesco V.I. Equally-Weighted S&P 500
     Fund                                 February 12, 2010  June 30, 2018
   Invesco V.I. Equity and Income Fund    February 12, 2010  June 30, 2018
   Invesco V.I. Global Core Equity Fund   February 12, 2010  June 30, 2018
   Invesco V.I. Global Health Care Fund     July 1, 2007     June 30, 2018
   Invesco V.I. Global Real Estate Fund     July 1, 2007     June 30, 2018
   Invesco V.I. Government Money Market
     Fund                                   July 1, 2007     June 30, 2018
   Invesco V.I. Government Securities
     Fund                                   July 1, 2007     June 30, 2018
   Invesco V.I. Growth and Income Fund    February 12, 2010  June 30, 2018
   Invesco V.I. High Yield Fund             July 1, 2007     June 30, 2018
   Invesco V.I. International Growth Fund   July 1, 2007     June 30, 2018
   Invesco V.I. Managed Volatility Fund     July 1, 2007     June 30, 2018
   Invesco V.I. Mid Cap Core Equity Fund    July 1, 2007     June 30, 2018
   Invesco V.I. Mid Cap Growth Fund       February 12, 2010  June 30, 2018
   Invesco V.I. S&P 500 Index Fund        February 12, 2010  June 30, 2018
   Invesco V.I. Small Cap Equity Fund       July 1, 2007     June 30, 2018
   Invesco V.I. Technology Fund             July 1, 2007     June 30, 2018
   Invesco V.I. Value Opportunities Fund    July 1, 2007     June 30, 2018

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

  FUND                                     EFFECTIVE DATE    COMMITTED UNTIL
  ----                                   ------------------- ---------------
  Invesco Exchange Fund                  September 30, 2015  June 30, 2018

                           INVESCO SECURITIES TRUST

   FUND                                    EFFECTIVE DATE   COMMITTED UNTIL
   ----                                   ----------------- ---------------
   Invesco Balanced-Risk Aggressive
     Allocation Fund/8/                   January 16, 2013  June 30, 2018

                           INVESCO MANAGEMENT TRUST

    FUND                                   EFFECTIVE DATE  COMMITTED UNTIL
    ----                                   --------------  ---------------
    Invesco Conservative Income Fund       July 1, 2014    June 30, 2018

                               CLOSED-END FUNDS

    FUND                                   EFFECTIVE DATE   COMMITTED UNTIL
    ----                                   ---------------- ---------------
    Invesco Advantage Municipal Income
      Trust II                              May 15, 2012    June 30, 2018
    Invesco Bond Fund                      August 26, 2015  June 30, 2018
    Invesco California Value Municipal
      Income Trust                          May 15, 2012    June 30, 2018
    Invesco Dynamic Credit Opportunities
      Fund                                  May 15, 2012    June 30, 2018
    Invesco High Income Trust II            May 15, 2012    June 30, 2018
    Invesco Municipal Income
      Opportunities Trust                  August 26, 2015  June 30, 2018
    Invesco Municipal Opportunity Trust     May 15, 2012    June 30, 2018
    Invesco Municipal Trust                 May 15, 2012    June 30, 2018
    Invesco Pennsylvania Value Municipal
      Income Trust                          May 15, 2012    June 30, 2018
    Invesco Quality Municipal Income Trust August 26, 2015  June 30, 2018
    Invesco Senior Income Trust             May 15, 2012    June 30, 2018
    Invesco Trust for Investment Grade
      Municipals                            May 15, 2012    June 30, 2018
    Invesco Trust for Investment Grade
      New York Municipals                   May 15, 2012    June 30, 2018
    Invesco Value Municipal Income Trust    June 1, 2010    June 30, 2018

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Value Municipal Trust, Invesco Management Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
       INVESCO MANAGEMENT TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               -----------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               -----------------------
       Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                               ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2013      June 30, 2017
   Class B Shares                                  Contractual     2.75%      July 1, 2013      June 30, 2017
   Class C Shares                                  Contractual     2.75%      July 1, 2013      June 30, 2017
   Class R Shares                                  Contractual     2.25%      July 1, 2013      June 30, 2017
   Class R5 Shares                                 Contractual     1.75%      July 1, 2013      June 30, 2017
   Class R6 Shares                                 Contractual     1.75%      July 1, 2013      June 30, 2017
   Class Y Shares                                  Contractual     1.75%      July 1, 2013      June 30, 2017

Invesco California Tax-Free Income Fund
   Class A Shares                                  Contractual     1.50%      July 1, 2012      June 30, 2017
   Class B Shares                                  Contractual     2.00%      July 1, 2012      June 30, 2017
   Class C Shares                                  Contractual     2.00%      July 1, 2012      June 30, 2017
   Class Y Shares                                  Contractual     1.25%      July 1, 2012      June 30, 2017

Invesco Core Plus Bond Fund
   Class A Shares                                  Contractual     0.86%    January 1, 2015   December 31, 2016
   Class B Shares                                  Contractual     1.61%    January 1, 2015   December 31, 2016
   Class C Shares                                  Contractual     1.61%    January 1, 2015   December 31, 2016
   Class R Shares                                  Contractual     1.11%    January 1, 2015   December 31, 2016
   Class R5 Shares                                 Contractual     0.61%    January 1, 2015   December 31, 2016
   Class R6 Shares                                 Contractual     0.61%    January 1, 2015   December 31, 2016
   Class Y Shares                                  Contractual     0.61%    January 1, 2015   December 31, 2016

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2012      June 30, 2017
   Class B Shares                                  Contractual     2.75%      July 1, 2012      June 30, 2017
   Class C Shares                                  Contractual     2.75%      July 1, 2012      June 30, 2017
   Class R Shares                                  Contractual     2.25%      July 1, 2012      June 30, 2017
   Class R6 Shares                                 Contractual     1.75%   September 24, 2012   June 30, 2017
   Class Y Shares                                  Contractual     1.75%      July 1, 2012      June 30, 2017

Invesco Equity and Income Fund
   Class A Shares                                  Contractual     1.50%      July 1, 2012      June 30, 2017
   Class B Shares                                  Contractual     2.25%      July 1, 2012      June 30, 2017
   Class C Shares                                  Contractual     2.25%      July 1, 2012      June 30, 2017
   Class R Shares                                  Contractual     1.75%      July 1, 2012      June 30, 2017
   Class R5 Shares                                 Contractual     1.25%      July 1, 2012      June 30, 2017
   Class R6 Shares                                 Contractual     1.25%   September 24, 2012   June 30, 2017
   Class Y Shares                                  Contractual     1.25%      July 1, 2012      June 30, 2017

Invesco Floating Rate Fund
   Class A Shares                                  Contractual     1.50%     April 14, 2006     June 30, 2017
   Class C Shares                                  Contractual     2.00%     April 14, 2006     June 30, 2017
   Class R Shares                                  Contractual     1.75%     April 14, 2006     June 30, 2017
   Class R5 Shares                                 Contractual     1.25%     April 14, 2006     June 30, 2017
   Class R6 Shares                                 Contractual     1.25%   September 24, 2012   June 30, 2017
   Class Y Shares                                  Contractual     1.25%    October 3, 2008     June 30, 2017

Invesco Global Real Estate Income Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2009      June 30, 2017
   Class B Shares                                  Contractual     2.75%      July 1, 2009      June 30, 2017
   Class C Shares                                  Contractual     2.75%      July 1, 2009      June 30, 2017
   Class R5 Shares                                 Contractual     1.75%      July 1, 2009      June 30, 2017
   Class R6 Shares                                 Contractual     1.75%   September 24, 2012   June 30, 2017
   Class Y Shares                                  Contractual     1.75%      July 1, 2009      June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                                VOLUNTARY        LIMITATION         CURRENT LIMIT           DATE
----                                               ------------ --------------------- ------------------- ------------------
Invesco Growth and Income Fund
   Class A Shares                                  Contractual         2.00%             July 1, 2012       June 30, 2017
   Class B Shares                                  Contractual         2.75%             July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual         2.75%             July 1, 2012       June 30, 2017
   Class R Shares                                  Contractual         2.25%             July 1, 2012       June 30, 2017
   Class R5 Shares                                 Contractual         1.75%             July 1, 2012       June 30, 2017
   Class R6 Shares                                 Contractual         1.75%          September 24, 2012    June 30, 2017
   Class Y Shares                                  Contractual         1.75%             July 1, 2012       June 30, 2017

Invesco Low Volatility Equity Yield Fund
   Class A Shares                                  Contractual         2.00%             July 1, 2012       June 30, 2017
   Class B Shares                                  Contractual         2.75%             July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual         2.75%             July 1, 2012       June 30, 2017
   Class R Shares                                  Contractual         2.25%             July 1, 2012       June 30, 2017
   Class R5 Shares                                 Contractual         1.75%             July 1, 2012       June 30, 2017
   Class Y Shares                                  Contractual         1.75%             July 1, 2012       June 30, 2017
   Investor Class Shares                           Contractual         2.00%             July 1, 2012       June 30, 2017

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                                  Contractual         1.50%             July 1, 2012       June 30, 2017
   Class B Shares                                  Contractual         2.25%             July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual         2.25%             July 1, 2012       June 30, 2017
   Class Y Shares                                  Contractual         1.25%             July 1, 2012       June 30, 2017

Invesco S&P 500 Index Fund
   Class A Shares                                  Contractual         2.00%             July 1, 2012       June 30, 2017
   Class B Shares                                  Contractual         2.75%             July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual         2.75%             July 1, 2012       June 30, 2017
   Class Y Shares                                  Contractual         1.75%             July 1, 2012       June 30, 2017

Invesco Short Duration High Yield Municipal Fund
   Class A Shares                                  Contractual         0.79%          September 30, 2015  December 31, 2016
   Class C Shares                                  Contractual         1.54%          September 30, 2015  December 31, 2016
   Class R5 Shares                                 Contractual         0.54%          September 30, 2015  December 31, 2016
   Class Y Shares                                  Contractual         0.54%          September 30, 2015  December 31, 2016

Invesco Small Cap Discovery Fund
   Class A Shares                                  Contractual         2.00%             July 1, 2012       June 30, 2017
   Class B Shares                                  Contractual         2.75%             July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual         2.75%             July 1, 2012       June 30, 2017
   Class R5 Shares                                 Contractual         1.75%          September 24, 2012    June 30, 2017
   Class R6 Shares                                 Contractual         1.75%          September 24, 2012    June 30, 2017
   Class Y Shares                                  Contractual         1.75%             July 1, 2012       June 30, 2017

Invesco Strategic Real Return Fund
   Class A Shares                                  Contractual  0.82% less net AFFE*    April 30, 2014    December 31, 2016
   Class C Shares                                  Contractual  1.57% less net AFFE*    April 30, 2014    December 31, 2016
   Class R Shares                                  Contractual  1.07% less net AFFE*    April 30, 2014    December 31, 2016
   Class R5 Shares                                 Contractual  0.57% less net AFFE*    April 30, 2014    December 31, 2016
   Class R6 Shares                                 Contractual  0.57% less net AFFE*    April 30, 2014    December 31, 2016
   Class Y Shares                                  Contractual  0.57% less net AFFE*    April 30, 2014    December 31, 2016

See page 17 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                               ------------ ----------  ------------------- --------------
Invesco Charter Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2009     June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class R Shares                                  Contractual    2.25%        July 1, 2009     June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2009     June 30, 2017
   Class R6 Shares                                 Contractual    1.75%     September 24, 2012  June 30, 2017
   Class S Shares                                  Contractual    1.90%     September 25, 2009  June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2009     June 30, 2017

Invesco Diversified Dividend Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2013     June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2013     June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2013     June 30, 2017
   Class R Shares                                  Contractual    2.25%        July 1, 2013     June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2013     June 30, 2017
   Class R6 Shares                                 Contractual    1.75%        July 1, 2013     June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2013     June 30, 2017
   Investor Class Shares                           Contractual    2.00%        July 1, 2013     June 30, 2017

Invesco Summit Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2009     June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class P Shares                                  Contractual    1.85%        July 1, 2009     June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2009     June 30, 2017
   Class S Shares                                  Contractual    1.90%     September 25, 2009  June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2009     June 30, 2017

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                               ------------ ----------  ------------------- --------------
Invesco European Small Company Fund
   Class A Shares                                  Contractual    2.25%        July 1, 2009     June 30, 2017
   Class B Shares                                  Contractual    3.00%        July 1, 2009     June 30, 2017
   Class C Shares                                  Contractual    3.00%        July 1, 2009     June 30, 2017
   Class Y Shares                                  Contractual    2.00%        July 1, 2009     June 30, 2017

Invesco Global Core Equity Fund
   Class A Shares                                  Contractual    2.25%        July 1, 2013     June 30, 2017
   Class B Shares                                  Contractual    3.00%        July 1, 2013     June 30, 2017
   Class C Shares                                  Contractual    3.00%        July 1, 2013     June 30, 2017
   Class R Shares                                  Contractual    2.50%        July 1, 2013     June 30, 2017
   Class R5 Shares                                 Contractual    2.00%        July 1, 2013     June 30, 2017
   Class Y Shares                                  Contractual    2.00%        July 1, 2013     June 30, 2017

Invesco International Small Company Fund
   Class A Shares                                  Contractual    2.25%        July 1, 2009     June 30, 2017
   Class B Shares                                  Contractual    3.00%        July 1, 2009     June 30, 2017
   Class C Shares                                  Contractual    3.00%        July 1, 2009     June 30, 2017
   Class R5 Shares                                 Contractual    2.00%        July 1, 2009     June 30, 2017
   Class R6 Shares                                 Contractual    2.00%     September 24, 2012  June 30, 2017
   Class Y Shares                                  Contractual    2.00%        July 1, 2009     June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                               ------------ ----------  ------------------- --------------
Invesco Small Cap Equity Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2009     June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2009     June 30, 2017
   Class R Shares                                  Contractual    2.25%        July 1, 2009     June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2009     June 30, 2017
   Class R6 Shares                                 Contractual    1.75%     September 24, 2012  June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2009     June 30, 2017

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                                   CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                               ------------ --------------------- ------------------- ---------------
Invesco Alternative Strategies Fund
   Class A Shares                                  Contractual  1.75% less net AFFE*   October 14, 2014   April 30, 2017
   Class C Shares                                  Contractual  2.50% less net AFFE*   October 14, 2014   April 30, 2017
   Class R Shares                                  Contractual  2.00% less net AFFE*   October 14, 2014   April 30, 2017
   Class R5 Shares                                 Contractual  1.50% less net AFFE*   October 14, 2014   April 30, 2017
   Class R6 Shares                                 Contractual  1.50% less net AFFE*   October 14, 2014   April 30, 2017
   Class Y Shares                                  Contractual  1.50% less net AFFE*   October 14, 2014   April 30, 2017

Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                                  Contractual         0.25%           November 4, 2009   April 30, 2017
   Class AX Shares                                 Contractual         0.25%          February 12, 2010   April 30, 2017
   Class B Shares                                  Contractual         1.00%           November 4, 2009   April 30, 2017
   Class C Shares                                  Contractual         1.00%           November 4, 2009   April 30, 2017
   Class CX Shares                                 Contractual         1.00%          February 12, 2010   April 30, 2017
   Class R Shares                                  Contractual         0.50%           November 4, 2009   April 30, 2017
   Class R5 Shares                                 Contractual         0.00%           November 4, 2009   April 30, 2017
   Class R6 Shares                                 Contractual         0.00%          September 24, 2012  April 30, 2017
   Class RX Shares                                 Contractual         0.50%          February 12, 2010   April 30, 2017
   Class Y Shares                                  Contractual         0.00%           November 4, 2009   April 30, 2017

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                                  Contractual         0.25%           November 4, 2009   April 30, 2017
   Class AX Shares                                 Contractual         0.25%          February 12, 2010   April 30, 2017
   Class B Shares                                  Contractual         1.00%           November 4, 2009   April 30, 2017
   Class C Shares                                  Contractual         1.00%           November 4, 2009   April 30, 2017
   Class CX Shares                                 Contractual         1.00%          February 12, 2010   April 30, 2017
   Class R Shares                                  Contractual         0.50%           November 4, 2009   April 30, 2017
   Class R5 Shares                                 Contractual         0.00%           November 4, 2009   April 30, 2017
   Class R6 Shares                                 Contractual         0.00%          September 24, 2012  April 30, 2017
   Class RX Shares                                 Contractual         0.50%          February 12, 2010   April 30, 2017
   Class Y Shares                                  Contractual         0.00%           November 4, 2009   April 30, 2017

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                                  Contractual         0.25%           November 4, 2009   April 30, 2017
   Class AX Shares                                 Contractual         0.25%          February 12, 2010   April 30, 2017
   Class B Shares                                  Contractual         1.00%           November 4, 2009   April 30, 2017
   Class C Shares                                  Contractual         1.00%           November 4, 2009   April 30, 2017
   Class CX Shares                                 Contractual         1.00%          February 12, 2010   April 30, 2017
   Class R Shares                                  Contractual         0.50%           November 4, 2009   April 30, 2017
   Class R5 Shares                                 Contractual         0.00%           November 4, 2009   April 30, 2017
   Class R6 Shares                                 Contractual         0.00%          September 24, 2012  April 30, 2017
   Class RX Shares                                 Contractual         0.50%          February 12, 2010   April 30, 2017
   Class Y Shares                                  Contractual         0.00%           November 4, 2009   April 30, 2017

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                               ------------ ----------  ------------------- ---------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                  Contractual    0.25%      November 4, 2009   April 30, 2017
   Class AX Shares                                 Contractual    0.25%     February 12, 2010   April 30, 2017
   Class B Shares                                  Contractual    1.00%      November 4, 2009   April 30, 2017
   Class C Shares                                  Contractual    1.00%      November 4, 2009   April 30, 2017
   Class CX Shares                                 Contractual    1.00%     February 12, 2010   April 30, 2017
   Class R Shares                                  Contractual    0.50%      November 4, 2009   April 30, 2017
   Class R5 Shares                                 Contractual    0.00%      November 4, 2009   April 30, 2017
   Class R6 Shares                                 Contractual    0.00%     September 24, 2012  April 30, 2017
   Class RX Shares                                 Contractual    0.50%     February 12, 2010   April 30, 2017
   Class Y Shares                                  Contractual    0.00%      November 4, 2009   April 30, 2017

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                  Contractual    0.25%      November 4, 2009   April 30, 2017
   Class AX Shares                                 Contractual    0.25%     February 12, 2010   April 30, 2017
   Class B Shares                                  Contractual    1.00%      November 4, 2009   April 30, 2017
   Class C Shares                                  Contractual    1.00%      November 4, 2009   April 30, 2017
   Class CX Shares                                 Contractual    1.00%     February 12, 2010   April 30, 2017
   Class R Shares                                  Contractual    0.50%      November 4, 2009   April 30, 2017
   Class R5 Shares                                 Contractual    0.00%      November 4, 2009   April 30, 2017
   Class R6 Shares                                 Contractual    0.00%     September 24, 2012  April 30, 2017
   Class RX Shares                                 Contractual    0.50%     February 12, 2010   April 30, 2017
   Class Y Shares                                  Contractual    0.00%      November 4, 2009   April 30, 2017

Invesco Conservative Allocation Fund
   Class A Shares                                  Contractual    1.50%        July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual    2.25%        July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual    2.25%        July 1, 2012     June 30, 2017
   Class R Shares                                  Contractual    1.75%        July 1, 2012     June 30, 2017
   Class R5 Shares                                 Contractual    1.25%        July 1, 2012     June 30, 2017
   Class S Shares                                  Contractual    1.40%        July 1, 2012     June 30, 2017
   Class Y Shares                                  Contractual    1.25%        July 1, 2012     June 30, 2017

Invesco Convertible Securities Fund
   Class A Shares                                  Contractual    1.50%        July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual    2.25%        July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual    2.25%        July 1, 2012     June 30, 2017
   Class R5 Shares                                 Contractual    1.25%        July 1, 2012     June 30, 2017
   Class R6 Shares                                 Contractual    1.25%     September 24, 2012  June 30, 2017
   Class Y Shares                                  Contractual    1.25%        July 1, 2012     June 30, 2017

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                  Contractual    2.00%        May 1, 2016      June 30, 2017
   Class B Shares                                  Contractual    2.75%        May 1, 2016      June 30, 2017
   Class C Shares                                  Contractual    2.75%        May 1, 2016      June 30, 2017
   Class R Shares                                  Contractual    2.25%        May 1, 2016      June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        May 1, 2016      June 30, 2017
   Class Y Shares                                  Contractual    1.75%        May 1, 2016      June 30, 2017

Invesco Growth Allocation Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2012     June 30, 2017
   Class R Shares                                  Contractual    2.25%        July 1, 2012     June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2012     June 30, 2017
   Class S Shares                                  Contractual    1.90%        July 1, 2012     June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2012     June 30, 2017

See page 17 for footnotes to Exhibit A.

                                       CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                   ------------ --------------------- ------------------- ---------------
Invesco Income Allocation Fund
   Class A Shares                      Contractual         0.25%             May 1, 2012      April 30, 2017
   Class B Shares                      Contractual         1.00%             May 1, 2012      April 30, 2017
   Class C Shares                      Contractual         1.00%             May 1, 2012      April 30, 2017
   Class R Shares                      Contractual         0.50%             May 1, 2012      April 30, 2017
   Class R5 Shares                     Contractual         0.00%             May 1, 2012      April 30, 2017
   Class Y Shares                      Contractual         0.00%             May 1, 2012      April 30, 2017

Invesco International Allocation Fund
   Class A Shares                      Contractual         2.25%             May 1, 2012      June 30, 2017
   Class B Shares                      Contractual         3.00%             May 1, 2012      June 30, 2017
   Class C Shares                      Contractual         3.00%             May 1, 2012      June 30, 2017
   Class R Shares                      Contractual         2.50%             May 1, 2012      June 30, 2017
   Class R5 Shares                     Contractual         2.00%             May 1, 2012      June 30, 2017
   Class Y Shares                      Contractual         2.00%             May 1, 2012      June 30, 2017

Invesco Mid Cap Core Equity Fund
   Class A Shares                      Contractual         2.00%             July 1, 2009     June 30, 2017
   Class B Shares                      Contractual         2.75%             July 1, 2009     June 30, 2017
   Class C Shares                      Contractual         2.75%             July 1, 2009     June 30, 2017
   Class R Shares                      Contractual         2.25%             July 1, 2009     June 30, 2017
   Class R5 Shares                     Contractual         1.75%             July 1, 2009     June 30, 2017
   Class R6 Shares                     Contractual         1.75%          September 24, 2012  June 30, 2017
   Class Y Shares                      Contractual         1.75%             July 1, 2009     June 30, 2017

Invesco Moderate Allocation Fund
   Class A Shares                      Contractual         1.50%             July 1, 2012     June 30, 2017
   Class B Shares                      Contractual         2.25%             July 1, 2012     June 30, 2017
   Class C Shares                      Contractual         2.25%             July 1, 2012     June 30, 2017
   Class R Shares                      Contractual         1.75%             July 1, 2012     June 30, 2017
   Class R5 Shares                     Contractual         1.25%             July 1, 2012     June 30, 2017
   Class S Shares                      Contractual         1.40%             July 1, 2012     June 30, 2017
   Class Y Shares                      Contractual         1.25%             July 1, 2012     June 30, 2017

Invesco Multi-Asset Inflation Fund
   Class A Shares                      Contractual  1.36% less net AFFE*   October 14, 2014   April 30, 2017
   Class C Shares                      Contractual  2.11% less net AFFE*   October 14, 2014   April 30, 2017
   Class R Shares                      Contractual  1.61% less net AFFE*   October 14, 2014   April 30, 2017
   Class R5 Shares                     Contractual  1.11% less net AFFE*   October 14, 2014   April 30, 2017
   Class R6 Shares                     Contractual  1.11% less net AFFE*   October 14, 2014   April 30, 2017
   Class Y Shares                      Contractual  1.11% less net AFFE*   October 14, 2014   April 30, 2017

Invesco Small Cap Growth Fund
   Class A Shares                      Contractual         2.00%             July 1, 2009     June 30, 2017
   Class B Shares                      Contractual         2.75%             July 1, 2009     June 30, 2017
   Class C Shares                      Contractual         2.75%             July 1, 2009     June 30, 2017
   Class R Shares                      Contractual         2.25%             July 1, 2009     June 30, 2017
   Class R5 Shares                     Contractual         1.75%             July 1, 2009     June 30, 2017
   Class R6 Shares                     Contractual         1.75%          September 24, 2012  June 30, 2017
   Class Y Shares                      Contractual         1.75%             July 1, 2009     June 30, 2017
   Investor Class Shares               Contractual         2.00%             July 1, 2009     June 30, 2017

Invesco U.S. Mortgage Fund
   Class A Shares                      Contractual         1.50%             July 1, 2012     June 30, 2017
   Class B Shares                      Contractual         2.25%             July 1, 2012     June 30, 2017
   Class C Shares                      Contractual         2.25%             July 1, 2012     June 30, 2017
   Class R5 Shares                     Contractual         1.25%             July 1, 2012     June 30, 2017
   Class Y Shares                      Contractual         1.25%             July 1, 2012     June 30, 2017

See page 17 for footnotes to Exhibit A.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT           DATE
----                                               ------------ ----------  ------------------- ------------------
Invesco Asia Pacific Growth Fund
   Class A Shares                                  Contractual    2.25%        July 1, 2009       June 30, 2017
   Class B Shares                                  Contractual    3.00%        July 1, 2009       June 30, 2017
   Class C Shares                                  Contractual    3.00%        July 1, 2009       June 30, 2017
   Class Y Shares                                  Contractual    2.00%        July 1, 2009       June 30, 2017

Invesco European Growth Fund
   Class A Shares                                  Contractual    2.25%        July 1, 2009       June 30, 2017
   Class B Shares                                  Contractual    3.00%        July 1, 2009       June 30. 2017
   Class C Shares                                  Contractual    3.00%        July 1, 2009       June 30, 2017
   Class R Shares                                  Contractual    2.50%        July 1, 2009       June 30, 2017
   Class Y Shares                                  Contractual    2.00%        July 1, 2009       June 30, 2017
   Investor Class Shares                           Contractual    2.25%        July 1, 2009       June 30, 2017

Invesco Global Growth Fund
   Class A Shares                                  Contractual    1.31%      October 1, 2015    February 28, 2017
   Class B Shares                                  Contractual    2.06%      October 1, 2015    February 28, 2017
   Class C Shares                                  Contractual    2.06%      October 1, 2015    February 28, 2017
   Class R5 Shares                                 Contractual    1.06%      October 1, 2015    February 28, 2017
   Class R6 Shares                                 Contractual    1.06%      October 1, 2015    February 28, 2017
   Class Y Shares                                  Contractual    1.06%      October 1, 2015    February 28, 2017

Invesco Global Opportunities Fund
   Class A Shares                                  Contractual    1.36%       August 1, 2012    February 28, 2017
   Class C Shares                                  Contractual    2.11%       August 1, 2012    February 28, 2017
   Class R Shares                                  Contractual    1.61%       August 1, 2012    February 28, 2017
   Class R5 Shares                                 Contractual    1.11%       August 1, 2012    February 28, 2017
   Class R6 Shares                                 Contractual    1.11%     September 24, 2012  February 28, 2017
   Class Y Shares                                  Contractual    1.11%       August 1, 2012    February 28, 2017

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                                  Contractual    2.25%        July 1, 2009       June 30. 2017
   Class B Shares                                  Contractual    3.00%        July 1, 2009       June 30, 2017
   Class C Shares                                  Contractual    3.00%        July 1, 2009       June 30, 2017
   Class R5 Shares                                 Contractual    2.00%        July 1, 2009       June 30, 2017
   Class Y Shares                                  Contractual    2.00%        July 1, 2009       June 30, 2017

Invesco Global Sustainable Equity Fund
   Class A Shares                                  Contractual    0.85%       June 30, 2016       May 31, 2017
   Class C Shares                                  Contractual    1.60%       June 30, 2016       May 31, 2017
   Class R Shares                                  Contractual    1.10%       June 30, 2016       May 31, 2017
   Class R5 Shares                                 Contractual    0.60%       June 30, 2016       May 31, 2017
   Class R6 Shares                                 Contractual    0.60%       June 30, 2016       May 31, 2017
   Class Y Shares                                  Contractual    0.60%       June 30, 2016       May 31, 2017

Invesco International Companies Fund
   Class A Shares                                  Contractual    1.33%     December 21, 2015   February 28, 2017
   Class C Shares                                  Contractual    2.08%     December 21, 2015   February 28, 2017
   Class R Shares                                  Contractual    1.58%     December 21, 2015   February 28, 2017
   Class R5 Shares                                 Contractual    1.08%     December 21, 2015   February 28, 2017
   Class R6 Shares                                 Contractual    1.08%     December 21, 2015   February 28, 2017
   Class Y Shares                                  Contractual    1.08%     December 21, 2015   February 28, 2017

Invesco International Core Equity Fund
   Class A Shares                                  Contractual    1.33%       April 1, 2016      March 31, 2017
   Class B Shares                                  Contractual    2.08%       April 1, 2016      March 31, 2017
   Class C Shares                                  Contractual    2.08%       April 1, 2016      March 31, 2017
   Class R Shares                                  Contractual    1.58%       April 1, 2016      March 31, 2017
   Class R5 Shares                                 Contractual    1.08%       April 1, 2016      March 31, 2017
   Class R6 Shares                                 Contractual    1.08%       April 1, 2016      March 31, 2017
   Class Y Shares                                  Contractual    1.08%       April 1, 2016      March 31, 2017
   Investor Class Shares                           Contractual    1.33%       April 1, 2016      March 31, 2017

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                               ------------ ---------- ------------------ -----------------
Invesco International Growth Fund
   Class A Shares                                  Contractual     2.25%      July 1, 2013      June 30, 2017
   Class B Shares                                  Contractual     3.00%      July 1, 2013      June 30, 2017
   Class C Shares                                  Contractual     3.00%      July 1, 2013      June 30, 2017
   Class R Shares                                  Contractual     2.50%      July 1, 2013      June 30, 2017
   Class R5 Shares                                 Contractual     2.00%      July 1, 2013      June 30, 2017
   Class R6 Shares                                 Contractual     2.00%      July 1, 2013      June 30, 2017
   Class Y Shares                                  Contractual     2.00%      July 1, 2013      June 30, 2017

Invesco Select Opportunities Fund
   Class A Shares                                  Contractual     1.51%     August 1, 2012   February 28, 2017
   Class C Shares                                  Contractual     2.26%     August 1, 2012   February 28, 2017
   Class R Shares                                  Contractual     1.76%     August 1, 2012   February 28, 2017
   Class R5 Shares                                 Contractual     1.26%     August 1, 2012   February 28, 2017
   Class R6 Shares                                 Contractual     1.26%   September 24, 2012 February 28, 2017
   Class Y Shares                                  Contractual     1.26%     August 1, 2012   February 28, 2017

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                               ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                                  Contractual     1.62%   December 17, 2013  February 28, 2017
   Class C Shares                                  Contractual     2.37%   December 17, 2013  February 28, 2017
   Class R Shares                                  Contractual     1.87%   December 17, 2013  February 28, 2017
   Class R5 Shares                                 Contractual     1.37%   December 17, 2013  February 28, 2017
   Class R6 Shares                                 Contractual     1.37%   December 17, 2013  February 28, 2017
   Class Y Shares                                  Contractual     1.37%   December 17, 2013  February 28, 2017

Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                                  Contractual     2.00%      July 1, 2012      June 30. 2017
   Class B Shares                                  Contractual     2.75%      July 1, 2012      June 30, 2017
   Class C Shares                                  Contractual     2.75%      July 1, 2012      June 30, 2017
   Class R Shares                                  Contractual     2.25%      July 1, 2012      June 30, 2017
   Class R5 Shares                                 Contractual     1.75%      July 1, 2012      June 30, 2017
   Class R6 Shares                                 Contractual     1.75%   September 24, 2012   June 30, 2017
   Class Y Shares                                  Contractual     1.75%      July 1, 2012      June 30, 2017

Invesco Balanced-Risk Commodity Strategy Fund/4/
   Class A Shares                                  Contractual     2.00%      July 1, 2014      June 30. 2017
   Class B Shares                                  Contractual     2.75%      July 1, 2014      June 30, 2017
   Class C Shares                                  Contractual     2.75%      July 1, 2014      June 30, 2017
   Class R Shares                                  Contractual     2.25%      July 1, 2014      June 30, 2017
   Class R5 Shares                                 Contractual     1.75%      July 1, 2014      June 30, 2017
   Class R6 Shares                                 Contractual     1.75%      July 1, 2014      June 30, 2017
   Class Y Shares                                  Contractual     1.75%      July 1, 2014      June 30, 2017

Invesco Developing Markets Fund
   Class A Shares                                  Contractual     2.25%      July 1, 2012      June 30. 2017
   Class B Shares                                  Contractual     3.00%      July 1, 2012      June 30, 2017
   Class C Shares                                  Contractual     3.00%      July 1, 2012      June 30, 2017
   Class R5 Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2017
   Class R6 Shares                                 Contractual     2.00%   September 24, 2012   June 30, 2017
   Class Y Shares                                  Contractual     2.00%      July 1, 2012      June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT           DATE
----                                               ------------ ----------  ------------------- ------------------
Invesco Emerging Markets Equity Fund
   Class A Shares                                  Contractual    1.54%       April 1, 2016      March 31, 2017
   Class C Shares                                  Contractual    2.29%       April 1, 2016      March 31, 2017
   Class R Shares                                  Contractual    1.79%       April 1, 2016      March 31, 2017
   Class R5 Shares                                 Contractual    1.29%       April 1, 2016      March 31, 2017
   Class R6 Shares                                 Contractual    1.29%       April 1, 2016      March 31, 2017
   Class Y Shares                                  Contractual    1.29%       April 1, 2016      March 31, 2017

Invesco Emerging Market Local Currency Debt Fund
   Class A Shares                                  Contractual    1.24%       June 14, 2010     February 28, 2017
   Class B Shares                                  Contractual    1.99%       June 14, 2010     February 28, 2017
   Class C Shares                                  Contractual    1.99%       June 14, 2010     February 28, 2017
   Class R Shares                                  Contractual    1.49%       June 14, 2010     February 28, 2017
   Class Y Shares                                  Contractual    0.99%       June 14, 2010     February 28, 2017
   Class R5 Shares                                 Contractual    0.99%       June 14, 2010     February 28, 2017
   Class R6 Shares                                 Contractual    0.99%     September 24, 2012  February 28, 2017

Invesco Endeavor Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2009       June 30. 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2009       June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2009       June 30, 2017
   Class R Shares                                  Contractual    2.25%        July 1, 2009       June 30, 2017
   Class R5 Shares                                 Contractual    1.75%        July 1, 2009       June 30, 2017
   Class R6 Shares                                 Contractual    1.75%     September 24, 2012    June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2009       June 30, 2017

Invesco Global Health Care Fund
   Class A Shares                                  Contractual    2.00%        July 1, 2012       June 30. 2017
   Class B Shares                                  Contractual    2.75%        July 1, 2012       June 30, 2017
   Class C Shares                                  Contractual    2.75%        July 1, 2012       June 30, 2017
   Class Y Shares                                  Contractual    1.75%        July 1, 2012       June 30, 2017
   Investor Class Shares                           Contractual    2.00%        July 1, 2012       June 30, 2017

Invesco Global Infrastructure Fund
   Class A Shares                                  Contractual    1.40%        May 2, 2014      February 28, 2017
   Class C Shares                                  Contractual    2.15%        May 2, 2014      February 28, 2017
   Class R Shares                                  Contractual    1.65%        May 2, 2014      February 28, 2017
   Class Y Shares                                  Contractual    1.15%        May 2, 2014      February 28, 2017
   Class R5 Shares                                 Contractual    1.15%        May 2, 2014      February 28, 2017
   Class R6 Shares                                 Contractual    1.15%        May 2, 2014      February 28, 2017

Invesco Global Markets Strategy Fund/5/
   Class A Shares                                  Contractual    1.65%       March 1, 2016     February 28, 2017
   Class C Shares                                  Contractual    2.40%       March 1, 2016     February 28, 2017
   Class R Shares                                  Contractual    1.90%       March 1, 2016     February 28, 2017
   Class R5 Shares                                 Contractual    1.40%       March 1, 2016     February 28, 2017
   Class R6 Shares                                 Contractual    1.40%       March 1, 2016     February 28, 2017
   Class Y Shares                                  Contractual    1.40%       March 1, 2016     February 28, 2017

Invesco Global Market Neutral Fund
   Class A Shares                                  Contractual    1.62%     December 17, 2013   February 28, 2017
   Class C Shares                                  Contractual    2.37%     December 17, 2013   February 28, 2017
   Class R Shares                                  Contractual    1.87%     December 17, 2013   February 28, 2017
   Class R5 Shares                                 Contractual    1.37%     December 17, 2013   February 28, 2017
   Class R6 Shares                                 Contractual    1.37%     December 17, 2013   February 28, 2017
   Class Y Shares                                  Contractual    1.37%     December 17, 2013   February 28, 2017

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF      EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT           DATE
----                                               ------------ ---------- ------------------- ------------------
Invesco Global Targeted Returns Fund/6/
   Class A Shares                                  Contractual     1.65%     March 1, 2016     February 28, 2017
   Class C Shares                                  Contractual     2.40%     March 1, 2016     February 28, 2017
   Class R Shares                                  Contractual     1.90%     March 1, 2016     February 28, 2017
   Class R5 Shares                                 Contractual     1.40%     March 1, 2016     February 28, 2017
   Class R6 Shares                                 Contractual     1.40%     March 1, 2016     February 28, 2017
   Class Y Shares                                  Contractual     1.40%     March 1, 2016     February 28, 2017

Invesco Greater China Fund
   Class A Shares                                  Contractual     2.25%      July 1, 2009       June 30, 2017
   Class B Shares                                  Contractual     3.00%      July 1, 2009       June 30, 2017
   Class C Shares                                  Contractual     3.00%      July 1, 2009       June 30, 2017
   Class R5 Shares                                 Contractual     2.00%      July 1, 2009       June 30, 2017
   Class Y Shares                                  Contractual     2.00%      July 1, 2009       June 30, 2017

Invesco International Total Return Fund
   Class A Shares                                  Contractual     1.10%     March 31, 2006    February 28, 2017
   Class B Shares                                  Contractual     1.85%     March 31, 2006    February 28, 2017
   Class C Shares                                  Contractual     1.85%     March 31, 2006    February 28, 2017
   Class R5 Shares                                 Contractual     0.85%    October 3, 2008    February 28, 2017
   Class R6 Shares                                 Contractual     0.85%   September 24, 2012  February 28, 2017
   Class Y Shares                                  Contractual     0.85%     March 31, 2006    February 28, 2017

Invesco Long/Short Equity Fund
   Class A Shares                                  Contractual     1.87%   December 17, 2013   February 28, 2017
   Class C Shares                                  Contractual     2.62%   December 17, 2013   February 28, 2017
   Class R Shares                                  Contractual     2.12%   December 17, 2013   February 28, 2017
   Class R5 Shares                                 Contractual     1.62%   December 17, 2013   February 28, 2017
   Class R6 Shares                                 Contractual     1.62%   December 17, 2013   February 28, 2017
   Class Y Shares                                  Contractual     1.62%   December 17, 2013   February 28, 2017

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                                  Contractual     1.72%   December 17, 2013   February 28, 2017
   Class C Shares                                  Contractual     2.47%   December 17, 2013   February 28, 2017
   Class R Shares                                  Contractual     1.97%   December 17, 2013   February 28, 2017
   Class R5 Shares                                 Contractual     1.47%   December 17, 2013   February 28, 2017
   Class R6 Shares                                 Contractual     1.47%   December 17, 2013   February 28, 2017
   Class Y Shares                                  Contractual     1.47%   December 17, 2013   February 28, 2017

Invesco MLP Fund
   Class A Shares                                  Contractual     1.50%    August 29, 2014    February 28, 2017
   Class C Shares                                  Contractual     2.25%    August 29, 2014    February 28, 2017
   Class R Shares                                  Contractual     1.75%    August 29, 2014    February 28, 2017
   Class R5 Shares                                 Contractual     1.25%    August 29, 2014    February 28, 2017
   Class R6 Shares                                 Contractual     1.25%    August 29, 2014    February 28, 2017
   Class Y Shares                                  Contractual     1.25%    August 29, 2014    February 28, 2017

Invesco Macro International Equity Fund
   Class A Shares                                  Contractual     1.43%   December 17, 2013   February 28, 2017
   Class C Shares                                  Contractual     2.18%   December 17, 2013   February 28, 2017
   Class R Shares                                  Contractual     1.68%   December 17, 2013   February 28, 2017
   Class R5 Shares                                 Contractual     1.18%   December 17, 2013   February 28, 2017
   Class R6 Shares                                 Contractual     1.18%   December 17, 2013   February 28, 2017
   Class Y Shares                                  Contractual     1.18%   December 17, 2013   February 28, 2017

Invesco Macro Long/Short Fund
   Class A Shares                                  Contractual     1.87%   December 17, 2013   February 28, 2017
   Class C Shares                                  Contractual     2.62%   December 17, 2013   February 28, 2017
   Class R Shares                                  Contractual     2.12%   December 17, 2013   February 28, 2017
   Class R5 Shares                                 Contractual     1.62%   December 17, 2013   February 28, 2017
   Class R6 Shares                                 Contractual     1.62%   December 17, 2013   February 28, 2017
   Class Y Shares                                  Contractual     1.62%   December 17, 2013   February 28, 2017

See page 17 for footnotes to Exhibit A.

                                 CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                              VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                             ------------ --------------------  ----------------- -----------------
Invesco Pacific Growth Fund
   Class A Shares                Contractual          2.25%           July 1, 2012      June 30. 2017
   Class B Shares                Contractual          3.00%           July 1, 2012      June 30, 2017
   Class C Shares                Contractual          3.00%           July 1, 2012      June 30, 2017
   Class R Shares                Contractual          2.50%           July 1, 2012      June 30, 2017
   Class R5 Shares               Contractual          2.00%           July 1, 2012      June 30, 2017
   Class Y Shares                Contractual          2.00%           July 1, 2012      June 30, 2017

Invesco Premium Income Fund
   Class A Shares                Contractual          1.05%          March 1, 2015    February 28, 2017
   Class C Shares                Contractual          1.80%          March 1, 2015    February 28, 2017
   Class R Shares                Contractual          1.30%          March 1, 2015    February 28, 2017
   Class R5 Shares               Contractual          0.80%          March 1, 2015    February 28, 2017
   Class R6 Shares               Contractual          0.80%          March 1, 2015    February 28, 2017
   Class Y Shares                Contractual          0.80%          March 1, 2015    February 28, 2017

Invesco Select Companies Fund
   Class A Shares                Contractual          2.00%           July 1, 2009      June 30, 2017
   Class B Shares                Contractual          2.75%           July 1, 2009      June 30, 2017
   Class C Shares                Contractual          2.75%           July 1, 2009      June 30, 2017
   Class R Shares                Contractual          2.25%           July 1, 2009      June 30, 2017
   Class R5 Shares               Contractual          1.75%           July 1, 2009      June 30, 2017
   Class Y Shares                Contractual          1.75%           July 1, 2009      June 30, 2017

Invesco Strategic Income Fund
   Class A Shares                Contractual  0.85% less net AFFE*    May 2, 2014     February 28, 2017
   Class C Shares                Contractual  1.60% less net AFFE*    May 2, 2014     February 28, 2017
   Class R Shares                Contractual  1.10% less net AFFE*    May 2, 2014     February 28, 2017
   Class Y Shares                Contractual  0.60% less net AFFE*    May 2, 2014     February 28, 2017
   Class R5 Shares               Contractual  0.60% less net AFFE*    May 2, 2014     February 28, 2017
   Class R6 Shares               Contractual  0.60% less net AFFE*    May 2, 2014     February 28, 2017

Invesco Unconstrained Bond Fund
   Class A Shares                Contractual  1.04% less net AFFE*  October 14, 2014  February 28, 2017
   Class C Shares                Contractual  1.79% less net AFFE*  October 14, 2014  February 28, 2017
   Class R Shares                Contractual  1.29% less net AFFE*  October 14, 2014  February 28, 2017
   Class Y Shares                Contractual  0.79% less net AFFE*  October 14, 2014  February 28, 2017
   Class R5 Shares               Contractual  0.79% less net AFFE*  October 14, 2014  February 28, 2017
   Class R6 Shares               Contractual  0.79% less net AFFE*  October 14, 2014  February 28, 2017

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                 CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                              VOLUNTARY    LIMITATION   CURRENT LIMIT        DATE
----                             ------------  ---------- ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares                Contractual      1.50%      July 1, 2012    June 30, 2017
   Class B Shares                Contractual      2.25%      July 1, 2012    June 30, 2017
   Class C Shares                Contractual      2.25%      July 1, 2012    June 30, 2017
   Class R Shares                Contractual      1.75%      July 1, 2012    June 30, 2017
   Class R5 Shares               Contractual      1.25%      July 1, 2012    June 30, 2017
   Class R6 Shares               Contractual      1.25%   September 24, 2012 June 30, 2017
   Class Y Shares                Contractual      1.25%      July 1, 2012    June 30, 2017

Invesco Global Real Estate Fund
   Class A Shares                Contractual      2.00%      July 1, 2009    June 30, 2017
   Class B Shares                Contractual      2.75%      July 1, 2009    June 30, 2017
   Class C Shares                Contractual      2.75%      July 1, 2009    June 30, 2017
   Class R Shares                Contractual      2.25%      July 1, 2009    June 30, 2017
   Class R5 Shares               Contractual      1.75%      July 1, 2009    June 30, 2017
   Class R6 Shares               Contractual      1.75%   September 24, 2012 June 30, 2017
   Class Y Shares                Contractual      1.75%      July 1, 2009    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                               ------------ ----------  ------------------ -------------
Invesco High Yield Fund
   Class A Shares                                  Contractual      1.50%      July 1, 2013    June 30, 2017
   Class B Shares                                  Contractual      2.25%      July 1, 2013    June 30, 2017
   Class C Shares                                  Contractual      2.25%      July 1, 2013    June 30, 2017
   Class R5 Shares                                 Contractual      1.25%      July 1, 2013    June 30, 2017
   Class R6 Shares                                 Contractual      1.25%      July 1, 2013    June 30, 2017
   Class Y Shares                                  Contractual      1.25%      July 1, 2013    June 30, 2017
   Investor Class Shares                           Contractual      1.50%      July 1, 2013    June 30, 2017

Invesco Short Duration Inflation Protected Fund
   Class A Shares                                  Contractual      0.55%   December 31, 2015  June 30, 2017
   Class A2 Shares                                 Contractual      0.45%   December 31, 2015  June 30, 2017
   Class R5 Shares                                 Contractual      0.30%   December 31, 2015  June 30, 2017
   Class R6 Shares                                 Contractual      0.30%   December 31, 2015  June 30, 2017
   Class Y Shares                                  Contractual      0.30%   December 31, 2015  June 30, 2017

Invesco Real Estate Fund
   Class A Shares                                  Contractual      2.00%      July 1, 2012    June 30, 2017
   Class B Shares                                  Contractual      2.75%      July 1, 2012    June 30, 2017
   Class C Shares                                  Contractual      2.75%      July 1, 2012    June 30, 2017
   Class R Shares                                  Contractual      2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares                                 Contractual      1.75%      July 1, 2012    June 30, 2017
   Class R6 Shares                                 Contractual      1.75%   September 24, 2012 June 30, 2017
   Class Y Shares                                  Contractual      1.75%      July 1, 2012    June 30, 2017
   Investor Class Shares                           Contractual      2.00%      July 1, 2012    June 30, 2017

Invesco Short Term Bond Fund
   Class A Shares                                  Contractual      1.40%      July 1, 2013    June 30, 2017
   Class C Shares                                  Contractual     1.75%/2/    July 1, 2013    June 30, 2017
   Class R Shares                                  Contractual      1.75%      July 1, 2013    June 30, 2017
   Class R5 Shares                                 Contractual      1.25%      July 1, 2013    June 30, 2017
   Class R6 Shares                                 Contractual      1.25%      July 1, 2013    June 30, 2017
   Class Y Shares                                  Contractual      1.25%      July 1, 2013    June 30, 2017

Invesco U.S. Government Fund
   Class A Shares                                  Contractual      1.50%      July 1, 2012    June 30, 2017
   Class B Shares                                  Contractual      2.25%      July 1, 2012    June 30, 2017
   Class C Shares                                  Contractual      2.25%      July 1, 2012    June 30, 2017
   Class R Shares                                  Contractual      1.75%      July 1, 2012    June 30, 2017
   Class R5 Shares                                 Contractual      1.25%      July 1, 2012    June 30, 2017
   Class Y Shares                                  Contractual      1.25%      July 1, 2012    June 30, 2017
   Investor Class Shares                           Contractual      1.50%      July 1, 2012    June 30, 2017

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                               ------------ ---------- ------------------- --------------
Invesco American Value Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2013     June 30, 2017
   Class B Shares                                  Contractual     2.75%      July 1, 2013     June 30, 2017
   Class C Shares                                  Contractual     2.75%      July 1, 2013     June 30, 2017
   Class R Shares                                  Contractual     2.25%      July 1, 2013     June 30, 2017
   Class R5 Shares                                 Contractual     1.75%      July 1, 2013     June 30, 2017
   Class R6 Shares                                 Contractual     1.75%      July 1, 2013     June 30, 2017
   Class Y Shares                                  Contractual     1.75%      July 1, 2013     June 30, 2017

Invesco Comstock Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual     2.75%      July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual     2.75%      July 1, 2012     June 30, 2017
   Class R Shares                                  Contractual     2.25%      July 1, 2012     June 30, 2017
   Class R5 Shares                                 Contractual     1.75%      July 1, 2012     June 30, 2017
   Class R6 Shares                                 Contractual     1.75%   September 24, 2012  June 30, 2017
   Class Y Shares                                  Contractual     1.75%      July 1, 2012     June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                               ------------ ---------- ----------------- ---------------
Invesco Energy Fund
   Class A Shares                                  Contractual     2.00%     July 1, 2009     June 30, 2017
   Class B Shares                                  Contractual     2.75%     July 1, 2009     June 30, 2017
   Class C Shares                                  Contractual     2.75%     July 1, 2009     June 30, 2017
   Class R5 Shares                                 Contractual     1.75%     July 1, 2009     June 30, 2017
   Class Y Shares                                  Contractual     1.75%     July 1, 2009     June 30, 2017
   Investor Class Shares                           Contractual     2.00%     July 1, 2009     June 30, 2017

Invesco Dividend Income Fund
   Class A Shares                                  Contractual     1.14%   September 1, 2014 August 31, 2016
   Class B Shares                                  Contractual     1.89%   September 1, 2014 August 31, 2016
   Class C Shares                                  Contractual     1.89%   September 1, 2014 August 31, 2016
   Class R5 Shares                                 Contractual     0.89%   September 1, 2014 August 31, 2016
   Class R6 Shares                                 Contractual     0.89%   September 1, 2014 August 31, 2016
   Class Y Shares                                  Contractual     0.89%   September 1, 2014 August 31, 2016
   Investor Class Shares                           Contractual     1.14%   September 1, 2014 August 31, 2016

Invesco Dividend Income Fund
   Class A Shares                                  Contractual     2.00%   September 1, 2016  June 30, 2017
   Class B Shares                                  Contractual     2.75%   September 1, 2016  June 30, 2017
   Class C Shares                                  Contractual     2.75%   September 1, 2016  June 30, 2017
   Class R5 Shares                                 Contractual     1.75%   September 1, 2016  June 30, 2017
   Class R6 Shares                                 Contractual     1.75%   September 1, 2016  June 30, 2017
   Class Y Shares                                  Contractual     1.75%   September 1, 2016  June 30, 2017
   Investor Class Shares                           Contractual     2.00%   September 1, 2016  June 30, 2017

Invesco Gold & Precious Metals Fund
   Class A Shares                                  Contractual     2.00%     July 1, 2009     June 30, 2017
   Class B Shares                                  Contractual     2.75%     July 1, 2009     June 30, 2017
   Class C Shares                                  Contractual     2.75%     July 1, 2009     June 30, 2017
   Class Y Shares                                  Contractual     1.75%     July 1, 2009     June 30, 2017
   Investor Class Shares                           Contractual     2.00%     July 1, 2009     June 30, 2017

Invesco Mid Cap Growth Fund
   Class A Shares                                  Contractual     2.00%    August 1, 2015    June 30, 2017
   Class B Shares                                  Contractual     2.75%    August 1, 2015    June 30, 2017
   Class C Shares                                  Contractual     2.75%    August 1, 2015    June 30, 2017
   Class R Shares                                  Contractual     2.25%    August 1, 2015    June 30, 2017
   Class R5 Shares                                 Contractual     1.75%    August 1, 2015    June 30, 2017
   Class R6 Shares                                 Contractual     1.75%    August 1, 2015    June 30, 2017
   Class Y Shares                                  Contractual     1.75%    August 1, 2015    June 30, 2017

Invesco Small Cap Value Fund
   Class A Shares                                  Contractual     2.00%     July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual     2.75%     July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual     2.75%     July 1, 2012     June 30, 2017
   Class Y Shares                                  Contractual     1.75%     July 1, 2012     June 30, 2017

Invesco Technology Fund
   Class A Shares                                  Contractual     2.00%     July 1, 2012     June 30, 2017
   Class B Shares                                  Contractual     2.75%     July 1, 2012     June 30, 2017
   Class C Shares                                  Contractual     2.75%     July 1, 2012     June 30, 2017
   Class R5 Shares                                 Contractual     1.75%     July 1, 2012     June 30, 2017
   Class Y Shares                                  Contractual     1.75%     July 1, 2012     June 30, 2017
   Investor Class Shares                           Contractual     2.00%     July 1, 2012     June 30, 2017

Invesco Technology Sector Fund
   Class A Shares                                  Contractual     2.00%   February 12, 2010  June 30, 2017
   Class B Shares                                  Contractual     2.75%   February 12, 2010  June 30, 2017
   Class C Shares                                  Contractual     2.75%   February 12, 2010  June 30, 2017
   Class Y Shares                                  Contractual     1.75%   February 12, 2010  June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                               ------------ ---------- ----------------- -------------
Invesco Value Opportunities Fund
   Class A Shares                                  Contractual     2.00%     July 1, 2012    June 30, 2017
   Class B Shares                                  Contractual     2.75%     July 1, 2012    June 30, 2017
   Class C Shares                                  Contractual     2.75%     July 1, 2012    June 30, 2017
   Class R Shares                                  Contractual     2.25%     July 1, 2012    June 30, 2017
   Class R5 Shares                                 Contractual     1.75%     July 1, 2012    June 30, 2017
   Class Y Shares                                  Contractual     1.75%     July 1, 2012    June 30, 2017

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                   Contractual/  Expense   Effective Date of  Expiration
Fund                                                Voluntary   Limitation   Current Limit       Date
----                                               ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                                  Contractual     1.50%     July 1, 2012    June 30, 2017
   Class B Shares                                  Contractual     2.25%     July 1, 2012    June 30, 2017
   Class C Shares                                  Contractual     2.25%     July 1, 2012    June 30, 2017
   Class R5 Shares                                 Contractual     1.25%     July 1, 2012    June 30, 2017
   Class Y Shares                                  Contractual     1.25%     July 1, 2012    June 30, 2017

Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                  Contractual     0.84%     July 1, 2016    June 30, 2017
   Class B Shares                                  Contractual     1.59%     July 1, 2016    June 30, 2017
   Class C Shares                                  Contractual     1.59%     July 1, 2016    June 30, 2017
   Class Y Shares                                  Contractual     0.59%     July 1, 2016    June 30, 2017

Invesco Municipal Income Fund
   Class A Shares                                  Contractual     1.50%     July 1, 2013    June 30, 2017
   Class B Shares                                  Contractual     2.25%     July 1, 2013    June 30, 2017
   Class C Shares                                  Contractual     2.25%     July 1, 2013    June 30, 2017
   Class Y Shares                                  Contractual     1.25%     July 1, 2013    June 30, 2017
   Investor Class                                  Contractual     1.50%     July 15, 2013   June 30, 2017

Invesco New York Tax Free Income Fund
   Class A Shares                                  Contractual     1.50%     July 1, 2012    June 30, 2017
   Class B Shares                                  Contractual     2.25%     July 1, 2012    June 30, 2017
   Class C Shares                                  Contractual     2.25%     July 1, 2012    June 30, 2017
   Class Y Shares                                  Contractual     1.25%     July 1, 2012    June 30, 2017

Invesco Limited Term Municipal Income Fund
   Class A Shares                                  Contractual     1.50%     July 1, 2012    June 30, 2017
   Class A2 Shares                                 Contractual     1.25%     July 1, 2012    June 30, 2017
   Class C Shares                                  Contractual     2.25%     June 30, 2013   June 30, 2017
   Class R5 Shares                                 Contractual     1.25%     July 1, 2012    June 30, 2017
   Class Y Shares                                  Contractual     1.25%     July 1, 2012    June 30, 2017

                           INVESCO MANAGEMENT TRUST

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                               ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund
   Institutional Class                             Contractual     0.28%     July 1, 2014    December 31, 2016

See page 17 for footnotes to Exhibit A.

                           INVESCO SECURITIES TRUST

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund  Contractual     1.15%   January 16, 2013  February 28, 2017

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.

/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.

/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.

/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY   LIMITATION  CURRENT LIMIT           DATE
----                                               ------------ ---------- -----------------  ------------------
Government & Agency Portfolio
   Cash Management Class                           Contractual     0.26%     June 1, 2016     December 31, 2016
   Corporate Class                                 Contractual     0.21%     June 1, 2016     December 31, 2016
   Institutional Class                             Contractual     0.18%     June 1, 2016     December 31, 2016
   Personal Investment Class                       Contractual     0.73%     June 1, 2016     December 31, 2016
   Private Investment Class                        Contractual     0.48%     June 1, 2016     December 31, 2016
   Reserve Class                                   Contractual     1.05%     June 1, 2016     December 31, 2016
   Resource Class                                  Contractual     0.34%     June 1, 2016     December 31, 2016

Government TaxAdvantage Portfolio
   Cash Management Class                           Contractual     0.26%     June 1, 2016     December 31, 2016
   Corporate Class                                 Contractual     0.21%     June 1, 2016     December 31, 2016
   Institutional Class                             Contractual     0.18%     June 1, 2016     December 31, 2016
   Personal Investment Class                       Contractual     0.73%     June 1, 2016     December 31, 2016
   Private Investment Class                        Contractual     0.43%     June 1, 2016     December 31, 2016
   Reserve Class                                   Contractual     1.05%     June 1, 2016     December 31, 2016
   Resource Class                                  Contractual     0.34%     June 1, 2016     December 31, 2016

Liquid Assets Portfolio
   Cash Management Class                           Contractual     0.26%     June 1, 2016     December 31, 2016
   Corporate Class                                 Contractual     0.21%     June 1, 2016     December 31, 2016
   Institutional Class                             Contractual     0.18%     June 1, 2016     December 31, 2016
   Personal Investment Class                       Contractual     0.73%     June 1, 2016     December 31, 2016
   Private Investment Class                        Contractual     0.48%     June 1, 2016     December 31, 2016
   Reserve Class                                   Contractual     1.05%     June 1, 2016     December 31, 2016
   Resource Class                                  Contractual     0.38%     June 1, 2016     December 31, 2016

STIC Prime Portfolio
   Cash Management Class                           Contractual     0.26%     June 1, 2016     December 31, 2016
   Corporate Class                                 Contractual     0.21%     June 1, 2016     December 31, 2016
   Institutional Class                             Contractual     0.18%     June 1, 2016     December 31, 2016
   Personal Investment Class                       Contractual     0.73%     June 1, 2016     December 31, 2016
   Private Investment Class                        Contractual     0.48%     June 1, 2016     December 31, 2016
   Reserve Class                                   Contractual     1.05%     June 1, 2016     December 31, 2016
   Resource Class                                  Contractual     0.34%     June 1, 2016     December 31, 2016

Tax-Free Cash Reserve Portfolio/2/
   Cash Management Class                           Contractual     0.28%     June 1, 2016     December 31, 2016
   Corporate Class                                 Contractual     0.23%     June 1, 2016     December 31, 2016
   Institutional Class                             Contractual     0.20%     June 1, 2016     December 31, 2016
   Personal Investment Class                       Contractual     0.75%     June 1, 2016     December 31, 2016
   Private Investment Class                        Contractual     0.45%     June 1, 2016     December 31, 2016
   Reserve Class                                   Contractual     1.07%     June 1, 2016     December 31, 2016
   Resource Class                                  Contractual     0.36%     June 1, 2016     December 31, 2016

Treasury Portfolio
   Cash Management Class                           Contractual     0.26%     June 1, 2016     December 31, 2016
   Corporate Class                                 Contractual     0.21%     June 1, 2016     December 31, 2016
   Institutional Class                             Contractual     0.18%     June 1, 2016     December 31, 2016
   Personal Investment Class                       Contractual     0.73%     June 1, 2016     December 31, 2016
   Private Investment Class                        Contractual     0.48%     June 1, 2016     December 31, 2016
   Reserve Class                                   Contractual     1.05%     June 1, 2016     December 31, 2016
   Resource Class                                  Contractual     0.34%     June 1, 2016     December 31, 2016

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                   CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY        LIMITATION         CURRENT LIMIT        DATE
----                                               ------------ --------------------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                                 Contractual         2.00%             July 1, 2014    June 30, 2017
   Series II Shares                                Contractual         2.25%             July 1, 2014    June 30, 2017

Invesco V.I. American Value Fund
   Series I Shares                                 Contractual         2.00%             July 1, 2012    June 30, 2017
   Series II Shares                                Contractual         2.25%             July 1, 2012    June 30, 2017

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                                 Contractual  0.80% less net AFFE*      May 1, 2014   April 30, 2017
   Series II Shares                                Contractual  1.05% less net AFFE*      May 1, 2014   April 30, 2017

Invesco V.I. Comstock Fund
   Series I Shares                                 Contractual         0.78%              May 1, 2013   April 30, 2017
   Series II Shares                                Contractual         1.03%              May 1, 2013   April 30, 2017

Invesco V.I. Core Equity Fund
   Series I Shares                                 Contractual         2.00%              May 1, 2013    June 30, 2017
   Series II Shares                                Contractual         2.25%              May 1, 2013    June 30, 2017

Invesco V.I. Core Plus Bond Fund
   Series I Shares                                 Contractual         0.61%           April 30, 2015   April 30, 2017
   Series II Shares                                Contractual         0.86%           April 30, 2015   April 30, 2017

Invesco V.I. Diversified Dividend Fund
   Series I Shares                                 Contractual         2.00%              May 1, 2013    June 30, 2017
   Series II Shares                                Contractual         2.25%              May 1, 2013    June 30, 2017

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                                 Contractual         2.00%             July 1, 2012    June 30, 2017
   Series II Shares                                Contractual         2.25%             July 1, 2012    June 30, 2017

Invesco V.I. Equity and Income Fund
   Series I Shares                                 Contractual         1.50%             July 1, 2012    June 30, 2017
   Series II Shares                                Contractual         1.75%             July 1, 2012    June 30, 2017

Invesco V.I. Global Core Equity Fund
   Series I Shares                                 Contractual         2.25%             July 1, 2012    June 30, 2017
   Series II Shares                                Contractual         2.50%             July 1, 2012    June 30, 2017

Invesco V.I. Global Health Care Fund
   Series I Shares                                 Contractual         2.00%              May 1. 2013    June 30, 2017
   Series II Shares                                Contractual         2.25%              May 1, 2013    June 30, 2017

Invesco V.I. Global Real Estate Fund
   Series I Shares                                 Contractual         2.00%              May 1. 2013    June 30, 2017
   Series II Shares                                Contractual         2.25%              May 1, 2013    June 30, 2017

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                       ------------ ---------- ----------------- --------------
Invesco V.I. Government Money Market Fund
   Series I Shares                         Contractual     1.50%      May 1, 2013     June 30, 2017
   Series II Shares                        Contractual     1.75%      May 1, 2013     June 30, 2017

Invesco V.I. Government Securities Fund
   Series I Shares                         Contractual     1.50%      May 1, 2013     June 30, 2017
   Series II Shares                        Contractual     1.75%      May 1, 2013     June 30, 2017

Invesco V.I. Growth and Income Fund
   Series I Shares                         Contractual     0.78%      May 1. 2013    April 30, 2017
   Series II Shares                        Contractual     1.03%      May 1, 2013    April 30, 2017

Invesco V.I. High Yield Fund
   Series I Shares                         Contractual     1.50%      May 1, 2014     June 30, 2017
   Series II Shares                        Contractual     1.75%      May 1, 2014     June 30, 2017

Invesco V.I. International Growth Fund
   Series I Shares                         Contractual     2.25%     July 1, 2012     June 30, 2017
   Series II Shares                        Contractual     2.50%     July 1, 2012     June 30, 2017

Invesco V.I. Managed Volatility Fund
   Series I Shares                         Contractual     2.00%      May 1, 2015     June 30, 2017
   Series II Shares                        Contractual     2.25%      May 1, 2015     June 30, 2017

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                         Contractual     2.00%      May 1. 2013     June 30, 2017
   Series II Shares                        Contractual     2.25%      May 1, 2013     June 30, 2017

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                         Contractual     2.00%     July 1, 2014     June 30, 2017
   Series II Shares                        Contractual     2.25%     July 1, 2014     June 30, 2017

Invesco V.I. S&P 500 Index Fund
   Series I Shares                         Contractual     2.00%     July 1, 2012     June 30, 2017
   Series II Shares                        Contractual     2.25%     July 1, 2012     June 30, 2017

Invesco V.I. Small Cap Equity Fund
   Series I Shares                         Contractual     2.00%      May 1. 2013     June 30, 2017
   Series II Shares                        Contractual     2.25%      May 1, 2013     June 30, 2017

Invesco V.I. Technology Fund
   Series I Shares                         Contractual     2.00%      May 1. 2013     June 30, 2017
   Series II Shares                        Contractual     2.25%      May 1, 2013     June 30, 2017

Invesco V.I. Value Opportunities Fund
   Series I Shares                         Contractual     2.00%      May 1. 2013     June 30, 2017
   Series II Shares                        Contractual     2.25%      May 1, 2013     June 30, 2017

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                        EXHIBIT "D" - CLOSED-END FUNDS

                INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT    END DATE
----                                             ------------ ---------- ----------------- ----------
Invesco California Value Municipal Income Trust   Voluntary      0.83%     July 1, 2016       N/A

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT
FUND                                     VOLUNTARY   LIMITATION   CURRENT LIMIT    END DATE
----                                    ------------ ---------- ----------------- ----------
Invesco Quality Municipal Income Trust   Voluntary      0.71%     July 1, 2016       N/A

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 18
                                      TO
           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

   This Amendment dated as of July 27, 2016, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Investment Funds (Invesco Investment Funds), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                             W I T N E S S E T H:

   WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco Premium Income Fund to Invesco Multi-Asset Income Fund and Invesco Global Markets Strategy Fund to Invesco Macro Allocation Strategy Fund;

   NOW, THEREFORE, the parties agree as follows;

    1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

       Invesco All Cap Market Neutral Fund
       Invesco Balanced-Risk Allocation Fund
       Invesco Balanced-Risk Commodity Strategy Fund
       Invesco Greater China Fund
       Invesco Developing Markets Fund
       Invesco Emerging Markets Flexible Bond Fund
       Invesco Emerging Markets Equity Fund
       Invesco Endeavor Fund
       Invesco Global Health Care Fund
       Invesco Global Infrastructure Fund
       Invesco Global Market Neutral Fund
       Invesco Global Targeted Returns Fund
       Invesco International Total Return Fund
       Invesco Long/Short Equity Fund
       Invesco Low Volatility Emerging Markets Fund
       Invesco Macro Allocation Strategy Fund
       Invesco Macro International Equity Fund
       Invesco Macro Long/Short Fund
       Invesco MLP Fund
       Invesco Multi-Asset Income Fund
       Invesco Pacific Growth Fund
       Invesco Select Companies Fund
       Invesco Strategic Income Fund
       Invesco Unconstrained Bond Fund"

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                          INVESCO ADVISERS, INC.

                                          Adviser

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          INVESCO CANADA LTD.

                                          Sub-Adviser

                                          By:     /s/ David C. Warren
                                                  ------------------------------
                                          Name:   David C. Warren
                                          Title:  Executive Vice President &
                                                  Chief Financial Officer

                                          By:     /s/ Harsh Damani
                                                  ------------------------------
                                          Name:   Harsh Damani
                                          Title:  Chief Financial Officer,
                                                  Funds & Senior Vice
                                                  President, Fund Administration

                                   INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

                                   Sub-Adviser

                                   By:     /s/ Zurina Rieger  /s/ Carsten Majer
                                           -------------------------------------
                                   Name:   Zurina Rieger      Carsten Majer
                                   Title:  Director           Director

                                          INVESCO ASSET MANAGEMENT LIMITED

                                          Sub-Adviser

                                          By:     /s/ AJ Proudfoot
                                                  ------------------------------
                                          Name:   AJ Proudfoot
                                          Title:  Director

                                          INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                          Sub-Adviser

                                          By:     /s/ Masakazu Hasegawa
                                                  ------------------------------
                                          Name:   Masakazu Hasegawa
                                          Title:  Managing Director

                                          INVESCO HONG KONG LIMITED

                                          Sub-Adviser

                                          By:     /s/ Anna Tong    /s/ Fanny Lee
                                                  ------------------------------
                                          Name:   Anna Tong        Fanny Lee
                                          Title:  Director         Director

                                          INVESCO SENIOR SECURED MANAGEMENT,
                                          INC.

                                          Sub-Adviser

                                          By:     /s/ Jeffrey H. Kupor
                                                  ------------------------------
                                          Name:   Jeffrey H. Kupor
                                          Title:  Secretary & General Counsel

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 19

                                      TO

           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

   This Amendment dated as of October 28, 2016, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Investment Funds (Invesco Investment Funds), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                             W I T N E S S E T H:

   WHEREAS, the Trust desires to amend the Agreement to remove Invesco Unconstrained Bond Fund and Invesco Strategic Income Fund;

   NOW, THEREFORE, the parties agree as follows;

1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

       Invesco All Cap Market Neutral Fund
       Invesco Balanced-Risk Allocation Fund
       Invesco Balanced-Risk Commodity Strategy Fund
       Invesco Greater China Fund
       Invesco Developing Markets Fund
       Invesco Emerging Markets Flexible Bond Fund
       Invesco Emerging Markets Equity Fund
       Invesco Endeavor Fund
       Invesco Global Health Care Fund
       Invesco Global Infrastructure Fund
       Invesco Global Market Neutral Fund
       Invesco Global Targeted Returns Fund
       Invesco International Total Return Fund
       Invesco Long/Short Equity Fund
       Invesco Low Volatility Emerging Markets Fund
       Invesco Macro Allocation Strategy Fund
       Invesco Macro International Equity Fund
       Invesco Macro Long/Short Fund
       Invesco MLP Fund
       Invesco Multi-Asset Income Fund
       Invesco Pacific Growth Fund
       Invesco Select Companies Fund"

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                          INVESCO ADVISERS, INC.

                                          Adviser

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          INVESCO CANADA LTD.

                                          Sub-Adviser

                                          By:     /s/ David C. Warren
                                                  ------------------------------
                                          Name:   David C. Warren
                                          Title:  Executive Vice President &
                                                  Chief Financial Officer

                                          By:     /s/ Harsh Damani
                                                  ------------------------------
                                          Name:   Harsh Damani
                                          Title:  Chief Financial Officer,
                                                  Funds & Senior Vice President
                                                  Fund Administration

                                    INVESCO ASSET MANAGEMENT
                                    DEUTSCHLAND GMBH

                                    Sub-Adviser

                                    By:     /s/ Michael Fraikin /s/ Leif Baumann
                                            ------------------------------------
                                    Name:   Michael Fraikin Leif Baumann
                                    Title:  Director Head of Legal Germany

                                          INVESCO ASSET MANAGEMENT LIMITED

                                          Sub-Adviser

                                          By:     /s/ Graeme Proudfoot
                                                  ------------------------------
                                          Name:   Graeme Proudfoot
                                          Title:  Director

                                          INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                          Sub-Adviser

                                          By:     /s/ Masakazu Hasegawa
                                                  ------------------------------
                                          Name:   Masakazu Hasegawa
                                          Title:  Managing Director

                                        INVESCO HONG KONG LIMITED

                                        Sub-Adviser

                                        By:     /s/ Anna Tong      /s/ Fanny Lee
                                                --------------------------------
                                        Name:   Anna Tong           Fanny Lee
                                        Title:  Director              Director

                                          INVESCO SENIOR SECURED MANAGEMENT,
                                          INC.

                                          Sub-Adviser

                                          By:     /s/ Jeffrey H. Kupor
                                                  ------------------------------
                                          Name:   Jeffrey H. Kupor
                                          Title:  Secretary & General Counsel

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 32

                                      TO

                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of July 27, 2016, amends the Master Investment Advisory Agreement (the "Agreement"), dated September 11, 2000, between AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H:

      WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco Premium Income Fund to Invesco Multi-Asset Income Fund and Invesco Global Markets Strategy Fund to Invesco Macro Allocation Strategy Fund;

   NOW, THEREFORE, the parties agree as follows;

    1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                                   EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                   ------------------------------------
Invesco All Cap Market Neutral Fund                     December 16, 2013

Invesco Balanced-Risk Allocation Fund                     May 29, 2009

Invesco Balanced-Risk Commodity Strategy Fund           November 29, 2010

Invesco Greater China Fund                               March 31, 2006

Invesco Developing Markets Fund                         September 1, 2001

Invesco Emerging Markets Flexible Bond Fund               June 14, 2010

Invesco Emerging Markets Equity Fund                      May 31, 2011

Invesco Endeavor Fund                                   November 3, 2003

Invesco Global Health Care Fund                         September 1, 2001

Invesco Global Infrastructure Fund                       April 22, 2014

Invesco Global Market Neutral Fund                      December 16, 2013

Invesco Global Targeted Returns Fund                    December 16, 2013

Invesco International Total Return Fund                  March 31, 2006


Invesco Long/Short Equity Fund                           December 16, 2013

Invesco Low Volatility Emerging Markets Fund             December 16, 2013

Invesco Macro Allocation Strategy Fund                   September 25, 2012

Invesco Macro International Equity Fund                  December 16, 2013

Invesco Macro Long/Short Fund                            December 16, 2013

Invesco MLP Fund                                           April 22, 2014

Invesco Multi-Asset Income Fund                          December 14, 2011

Invesco Pacific Growth Fund                              February 12, 2010

Invesco Select Companies Fund                             November 3, 2003

Invesco Strategic Income Fund                              April 22, 2014

Invesco Unconstrained Bond Fund                           October 14, 2014

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                      INVESCO ALL CAP MARKET NEUTRAL FUND
                      INVESCO GLOBAL MARKET NEUTRAL FUND
                        INVESCO LONG/SHORT EQUITY FUND
                         INVESCO MACRO LONG/SHORT FUND

                   NET ASSETS                     ANNUAL RATE
                   ----------                     -----------
                   First $10 billion.............    1.25%
                   Over $10 billion..............    1.15%

                     INVESCO BALANCED-RISK ALLOCATION FUND

                  NET ASSETS                     ANNUAL RATE*
                  ----------                     ------------
                  First $250 million............     0.95%
                  Next $250 million.............    0.925%
                  Next $500 million.............     0.90%
                  Next $1.5 billion.............    0.875%
                  Next $2.5 billion.............     0.85%
                  Next $2.5 billion.............    0.825%
                  Next $2.5 billion.............     0.80%
                  Over $10 billion..............    0.775%

* To the extent Invesco Balanced-Risk Allocation Fund invests its assets in Invesco Cayman Commodity Fund I Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Allocation Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Allocation Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund I Ltd.

                 INVESCO BALANCED-RISK COMMODITY STRATEGY FUND

                  NET ASSETS                     ANNUAL RATE*
                  ----------                     ------------
                  First $250 million............    1.050%
                  Next $250 million.............    1.025%
                  Next $500 million.............    1.000%
                  Next $1.5 billion.............    0.975%
                  Next $2.5 billion.............    0.950%
                  Next $2.5 billion.............    0.925%
                  Next $2.5 billion.............    0.900%
                  Over $10 billion..............    0.875%

* To the extent Invesco Balanced-Risk Commodity Strategy Fund invests its assets in Invesco Cayman Commodity Fund III Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Commodity Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Commodity Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund III Ltd.

                          INVESCO GREATER CHINA FUND
                        INVESCO DEVELOPING MARKETS FUND
                     INVESCO EMERGING MARKETS EQUITY FUND
                 INVESCO LOW VOLATILITY EMERGING MARKETS FUND
                    INVESCO MACRO INTERNATIONAL EQUITY FUND

                   NET ASSETS                     ANNUAL RATE
                   ----------                     -----------
                   First $250 million............    0.935%
                   Next $250 million.............     0.91%
                   Next $500 million.............    0.885%
                   Next $1.5 billion.............     0.86%
                   Next $2.5 billion.............    0.835%
                   Next $2.5 billion.............     0.81%
                   Next $2.5 billion.............    0.785%
                   Over $10 billion..............     0.76%

                  INVESCO EMERGING MARKETS FLEXIBLE BOND FUND

                   NET ASSETS                     ANNUAL RATE
                   ----------                     -----------
                   First $500 million............    0.75%
                   Next $500 million.............    0.70%
                   Next $500 million.............    0.67%
                   Over $1.5 billion.............    0.65%

                        INVESCO GLOBAL HEALTH CARE FUND

                   NET ASSETS                     ANNUAL RATE
                   ----------                     -----------
                   First $350 million............     0.75%
                   Next $350 million.............     0.65%
                   Next $1.3 billion.............     0.55%
                   Next $2 billion...............     0.45%
                   Next $2 billion...............     0.40%
                   Next $2 billion...............    0.375%
                   Over $8 billion...............     0.35%

                      INVESCO GLOBAL INFRASTRUCTURE FUND

                   NET ASSETS                     ANNUAL RATE
                   ----------                     -----------
                   First $2.5 billion............    0.840%
                   Next $2 billion...............    0.800%
                   Next $3.5 billion.............    0.785%
                   Over $8 billion...............    0.770%

                    INVESCO MACRO ALLOCATION STRATEGY FUND
                     INVESCO GLOBAL TARGETED RETURNS FUND

                  NET ASSETS                     ANNUAL RATE*
                  ----------                     ------------
                  First $10 billion.............    1.500%
                  Over $10 billion..............    1.250%

* To the extent Invesco Global Markets Strategy Fund invests its assets in Invesco Cayman Commodity Fund V Ltd., a direct wholly-owned subsidiary of Invesco Global Markets Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Global Markets Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund V Ltd.

                    INVESCO INTERNATIONAL TOTAL RETURN FUND

                   NET ASSETS                     ANNUAL RATE
                   ----------                     -----------
                   First $250 million............     0.65%
                   Next $250 million.............     0.59%
                   Next $500 million.............    0.565%
                   Next $1.5 billion.............     0.54%
                   Next $2.5 billion.............    0.515%
                   Next $5 billion...............     0.49%
                   Over $10 billion..............    0.465%

                               INVESCO MLP FUND

                   NET ASSETS                     ANNUAL RATE
                   ----------                     -----------
                   First $1 billion..............    1.00%
                   Next $1.5 billion.............    0.95%
                   Next $2 billion...............    0.93%
                   Next $3.5 billion.............    0.91%
                   Over $8 billion...............    0.90%

                             INVESCO ENDEAVOR FUND
                         INVESCO SELECT COMPANIES FUND

                   NET ASSETS                     ANNUAL RATE
                   ----------                     -----------
                   First $250 million............    0.745%
                   Next $250 million.............     0.73%
                   Next $500 million.............    0.715%
                   Next $1.5 billion.............     0.70%
                   Next $2.5 billion.............    0.685%
                   Next $2.5 billion.............     0.67%
                   Next $2.5 billion.............    0.655%
                   Over $10 billion..............     0.64%

                         INVESCO STRATEGIC INCOME FUND

                   NET ASSETS                     ANNUAL RATE
                   ----------                     -----------
                   First $1 billion..............    0.60%
                   Next $3.5 billion.............    0.55%
                   Over $4.5 billion.............    0.45%

                          INVESCO PACIFIC GROWTH FUND

                   NET ASSETS                     ANNUAL RATE
                   ----------                     -----------
                   First $1 billion..............    0.87%
                   Next $1 billion...............    0.82%
                   Over $2 billion...............    0.77%

                        INVESCO MULTI-ASSET INCOME FUND

                   NET ASSETS                     ANNUAL RATE
                   ----------                     -----------
                   First $500 million............    0.650%
                   Next $500 million.............    0.600%
                   Next $500 million.............    0.550%
                   Over $1.5 billion.............    0.540%

                        INVESCO UNCONSTRAINED BOND FUND

                   NET ASSETS                     ANNUAL RATE
                   ----------                     -----------
                   First $1 billion..............    0.700%
                   Next $3.5 billion.............    0.650%
                   Over $4.5 billion.............    0.550%"

    2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                                AIM INVESTMENT FUNDS
                                                (INVESCO INVESTMENT FUNDS)

Attest:  /s/ Peter Davidson                By:  /s/ John M. Zerr
         --------------------------------       -------------------------------
         Assistant Secretary                    John M. Zerr
                                                Senior Vice President

(SEAL)

                                                INVESCO ADVISERS, INC.

Attest:  /s/ Peter Davidson                By:  /s/ John M. Zerr
         --------------------------------       -------------------------------
         Assistant Secretary                    John M. Zerr
                                                Senior Vice President

(SEAL)

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 33

                                      TO

                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of October 28, 2016, amends the Master Investment Advisory Agreement (the "Agreement"), dated September 11, 2000, between AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H:

   WHEREAS, the Trust desires to amend the Agreement to remove Invesco Unconstrained Bond Fund and Invesco Strategic Income Fund;

   NOW, THEREFORE, the parties agree as follows;

    1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                                   EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                   ------------------------------------
Invesco All Cap Market Neutral Fund                     December 16, 2013

Invesco Balanced-Risk Allocation Fund                     May 29, 2009

Invesco Balanced-Risk Commodity Strategy Fund           November 29, 2010

Invesco Greater China Fund                               March 31, 2006

Invesco Developing Markets Fund                         September 1, 2001

Invesco Emerging Markets Flexible Bond Fund               June 14, 2010

Invesco Emerging Markets Equity Fund                      May 31, 2011

Invesco Endeavor Fund                                   November 3, 2003

Invesco Global Health Care Fund                         September 1, 2001

Invesco Global Infrastructure Fund                       April 22, 2014

Invesco Global Market Neutral Fund                      December 16, 2013

Invesco Global Targeted Returns Fund                    December 16, 2013

Invesco International Total Return Fund                  March 31, 2006

Invesco Long/Short Equity Fund                          December 16, 2013


Invesco Low Volatility Emerging Markets Fund           December 16, 2013

Invesco Macro Allocation Strategy Fund                 September 25, 2012

Invesco Macro International Equity Fund                December 16, 2013

Invesco Macro Long/Short Fund                          December 16, 2013

Invesco MLP Fund                                         April 22, 2014

Invesco Multi-Asset Income Fund                        December 14, 2011

Invesco Pacific Growth Fund                            February 12, 2010

Invesco Select Companies Fund                           November 3, 2003

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                      INVESCO ALL CAP MARKET NEUTRAL FUND
                      INVESCO GLOBAL MARKET NEUTRAL FUND
                        INVESCO LONG/SHORT EQUITY FUND
                         INVESCO MACRO LONG/SHORT FUND

                   NET ASSETS                     ANNUAL RATE
                   ----------                     -----------
                   First $10 billion.............    1.25%
                   Over $10 billion..............    1.15%

                     INVESCO BALANCED-RISK ALLOCATION FUND

                  NET ASSETS                     ANNUAL RATE*
                  ----------                     ------------
                  First $250 million............     0.95%
                  Next $250 million.............    0.925%
                  Next $500 million.............     0.90%
                  Next $1.5 billion.............    0.875%
                  Next $2.5 billion.............     0.85%
                  Next $2.5 billion.............    0.825%
                  Next $2.5 billion.............     0.80%
                  Over $10 billion..............    0.775%

* To the extent Invesco Balanced-Risk Allocation Fund invests its assets in Invesco Cayman Commodity Fund I Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Allocation Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Allocation Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund I Ltd.

                 INVESCO BALANCED-RISK COMMODITY STRATEGY FUND

                  NET ASSETS                     ANNUAL RATE*
                  ----------                     ------------
                  First $250 million............    1.050%
                  Next $250 million.............    1.025%
                  Next $500 million.............    1.000%
                  Next $1.5 billion.............    0.975%
                  Next $2.5 billion.............    0.950%
                  Next $2.5 billion.............    0.925%
                  Next $2.5 billion.............    0.900%
                  Over $10 billion..............    0.875%

* To the extent Invesco Balanced-Risk Commodity Strategy Fund invests its assets in Invesco Cayman Commodity Fund III Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Commodity Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Commodity Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund III Ltd.

                          INVESCO GREATER CHINA FUND
                        INVESCO DEVELOPING MARKETS FUND
                     INVESCO EMERGING MARKETS EQUITY FUND
                 INVESCO LOW VOLATILITY EMERGING MARKETS FUND
                    INVESCO MACRO INTERNATIONAL EQUITY FUND

                   NET ASSETS                     ANNUAL RATE
                   ----------                     -----------
                   First $250 million............    0.935%
                   Next $250 million.............     0.91%
                   Next $500 million.............    0.885%
                   Next $1.5 billion.............     0.86%
                   Next $2.5 billion.............    0.835%
                   Next $2.5 billion.............     0.81%
                   Next $2.5 billion.............    0.785%
                   Over $10 billion..............     0.76%

                  INVESCO EMERGING MARKETS FLEXIBLE BOND FUND

                   NET ASSETS                     ANNUAL RATE
                   ----------                     -----------
                   First $500 million............    0.75%
                   Next $500 million.............    0.70%
                   Next $500 million.............    0.67%
                   Over $1.5 billion.............    0.65%

                        INVESCO GLOBAL HEALTH CARE FUND

                   NET ASSETS                     ANNUAL RATE
                   ----------                     -----------
                   First $350 million............     0.75%
                   Next $350 million.............     0.65%
                   Next $1.3 billion.............     0.55%
                   Next $2 billion...............     0.45%
                   Next $2 billion...............     0.40%
                   Next $2 billion...............    0.375%
                   Over $8 billion...............     0.35%

                      INVESCO GLOBAL INFRASTRUCTURE FUND

                   NET ASSETS                     ANNUAL RATE
                   ----------                     -----------
                   First $2.5 billion............    0.840%
                   Next $2 billion...............    0.800%
                   Next $3.5 billion.............    0.785%
                   Over $8 billion...............    0.770%

                    INVESCO MACRO ALLOCATION STRATEGY FUND
                     INVESCO GLOBAL TARGETED RETURNS FUND

                  NET ASSETS                     ANNUAL RATE*
                  ----------                     ------------
                  First $10 billion.............    1.500%
                  Over $10 billion..............    1.250%

* To the extent Invesco Global Markets Strategy Fund invests its assets in Invesco Cayman Commodity Fund V Ltd., a direct wholly-owned subsidiary of Invesco Global Markets Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Global Markets Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund V Ltd.

                    INVESCO INTERNATIONAL TOTAL RETURN FUND

                   NET ASSETS                     ANNUAL RATE
                   ----------                     -----------
                   First $250 million............     0.65%
                   Next $250 million.............     0.59%
                   Next $500 million.............    0.565%
                   Next $1.5 billion.............     0.54%
                   Next $2.5 billion.............    0.515%
                   Next $5 billion...............     0.49%
                   Over $10 billion..............    0.465%

                               INVESCO MLP FUND

                   NET ASSETS                     ANNUAL RATE
                   ----------                     -----------
                   First $1 billion..............    1.00%
                   Next $1.5 billion.............    0.95%
                   Next $2 billion...............    0.93%
                   Next $3.5 billion.............    0.91%
                   Over $8 billion...............    0.90%

                             INVESCO ENDEAVOR FUND
                         INVESCO SELECT COMPANIES FUND

                   NET ASSETS                     ANNUAL RATE
                   ----------                     -----------
                   First $250 million............    0.745%
                   Next $250 million.............     0.73%
                   Next $500 million.............    0.715%
                   Next $1.5 billion.............     0.70%
                   Next $2.5 billion.............    0.685%
                   Next $2.5 billion.............     0.67%
                   Next $2.5 billion.............    0.655%
                   Over $10 billion..............     0.64%

                          INVESCO PACIFIC GROWTH FUND

                   NET ASSETS                     ANNUAL RATE
                   ----------                     -----------
                   First $1 billion..............    0.87%
                   Next $1 billion...............    0.82%
                   Over $2 billion...............    0.77%

                        INVESCO MULTI-ASSET INCOME FUND

                   NET ASSETS                     ANNUAL RATE
                   ----------                     -----------
                   First $500 million............    0.650%
                   Next $500 million.............    0.600%
                   Next $500 million.............    0.550%
                   Over $1.5 billion.............    0.540%"

    2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                             AIM INVESTMENT FUNDS
                                             (INVESCO INVESTMENT FUNDS)

Attest:  /s/ Peter Davidson             By:  /s/ John M. Zerr
         -------------------------------     ------------------------------
         Assistant Secretary                 John M. Zerr
                                             Senior Vice President

(SEAL)
                                             INVESCO ADVISERS, INC.

Attest:  /s/ Peter Davidson             By:  /s/ John M. Zerr
         -------------------------------     ------------------------------
         Assistant Secretary                 John M. Zerr
                                             Senior Vice President
(SEAL)

                                                               SUB-ITEM 77Q1(E)

                               AMENDMENT NO. 10

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of June 30, 2016, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Global Sustainable Equity Fund, a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of
       ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of AGS), Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund, Invesco Strategic Income Fund and Invesco Unconstrained Bond Fund (series portfolios of AIF), the Invesco Global Opportunities Fund, Invesco Global Sustainable Equity Fund, Invesco International Companies Fund and the Invesco Select Opportunities Fund (series portfolios of
       AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /s/ John M. Zerr
        --------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /S/ DANIEL E. DRAPER
        ---------------------------
NAME:   DAN DRAPER
TITLE:  MANAGING DIRECTOR - INVESCO
        POWERSHARES GLOBAL ETFS

                                                             SUB-ITEM 77Q1(E)

                               AMENDMENT NO. 11

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of July 1, 2016, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to change the name of Invesco Global Sustainable Equity Fund to Invesco Global Responsibility Equity Fund, a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of
       ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of AGS), Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund, Invesco Strategic Income Fund and Invesco Unconstrained Bond Fund (series portfolios of AIF), the Invesco Global Opportunities Fund, Invesco Global Responsibility Equity Fund, Invesco International Companies Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:      /S/ John M. Zerr
         --------------------------
NAME:    JOHN M. ZERR
TITLE:   SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ Daniel E. Draper
        ---------------------------
NAME:   DAN DRAPER
TITLE:  MANAGING DIRECTOR - INVESCO
        POWERSHARES GLOBAL ETFS

                                                               SUB-ITEM 77Q1(E)

                               AMENDMENT NO. 12

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of July 27, 2016, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to name change of Invesco Premium Income Fund to Invesco Multi-Asset Income Fund and Invesco Global Markets Strategy Fund to Invesco Macro Allocation Strategy Fund, series portfolios of AIM Investment Funds (Invesco Investment Funds) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of
       ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of AGS), Invesco Multi-Asset Income Fund, Invesco Macro Allocation Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund, Invesco Strategic Income Fund and Invesco Unconstrained Bond Fund (series portfolios of AIF), the Invesco Global Opportunities Fund, Invesco Global Responsibility Equity Fund, Invesco International Companies Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /s/ John M. Zerr
        --------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /S/ Daniel E. Draper
        ---------------------------
NAME:   DAN DRAPER
TITLE:  MANAGING DIRECTOR - INVESCO
        POWERSHARES GLOBAL ETFS

                                                               Sub-Item 77Q1(e)

                      PLAN OF LIQUIDATION AND DISSOLUTION
                                      OF
                         INVESCO STRATEGIC INCOME FUND

THIS PLAN OF LIQUIDATION AND DISSOLUTION (the "Plan") is intended to accomplish the complete liquidation and dissolution of Invesco Strategic Income Fund (the "Fund"), a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the "Trust"), a statutory trust organized under the laws of the State of Delaware registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), in conformity with the laws of the State of Delaware, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code"), and the Trust's Amended and Restated Agreement and Declaration of Trust, as amended, (the "Declaration of Trust"), and Amended and Restated Bylaws (the "Bylaws") (collectively, the "Organizational Documents"). This Plan shall to the extent appropriate constitute a separate Plan of Liquidation with respect to each of the Funds, and the liquidation of or failure to liquidate one or more of the Funds shall not affect the application of this Plan to any other Fund. All references in this Plan to action taken by the Fund shall be deemed to refer to action taken by the Trust on behalf of the Fund.

   WHEREAS, for the reasons discussed with the Trust's Board of Trustees (the "Board") at that certain Board meeting held on September 20, 2016, the Fund's investment adviser, Invesco Advisers, Inc. (the "Adviser") has recommended that the Fund be terminated, liquidated and dissolved; and

   WHEREAS, the Board has considered the impact on the Fund's shareholders of the liquidation and dissolution of the Fund; and

   WHEREAS, the Board has determined that the termination, liquidation and dissolution of the Fund is advisable and in the best interests of the Fund and its shareholders, and has considered and approved this Plan as the method of accomplishing such liquidation and dissolution; and

   WHEREAS, pursuant to Sections 9.3 and 6.1 of the Declaration of Trust, the Fund may be terminated at any time by the Trustees by written notice to the shareholders of the Fund.

   NOW THEREFORE, the termination, liquidation and dissolution of the Fund shall be carried out in the manner set forth herein:

   1. Effective Date of Plan. The effective date of the Plan (the "Effective Date") shall be October 12, 2016.

   2. Liquidation. Consistent with the provisions of this Plan, the Fund shall be liquidated as promptly as practicable in accordance with its Organizational Documents, and all applicable laws and regulations, including but not limited to Sections 331 and 332 of the Code (the "Liquidation" and the date on which the final liquidating distribution is made, the "Liquidation Date").

   3. Notice of Liquidation. As soon as reasonable and practicable after the adoption by the Board of this Plan, the Fund shall provide notice to its shareholders and other appropriate parties that this Plan has been approved by the Board and that the Fund will be liquidating its assets and dissolving.

                                                               Sub-Item 77Q1(e)

   4. Cessation of Business. On the Effective Date, the Fund shall cease its regular business as series of an investment company and shall not engage in any business activities except for the purposes of winding up the Fund's business and affairs, preserving the value of its assets, and distributing its assets to shareholders in the Fund in accordance with the provisions of this Plan after discharging or making reasonable provision for the Fund's liabilities; provided, however, that the Fund may continue to carry on its activities as an investment company, as described in the current prospectuses and any supplements thereto, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders is made.

   5. Payment of Debts. As soon as reasonable and practicable after the Effective Date, the Fund shall determine and pay in full or discharge, or make reasonable provision to pay or discharge, including by establishment of a liquidating trust, escrow or reserve on the books of the Fund or other reasonable means determined by the Fund, all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Fund, all claims and obligations that are known to the Fund but for which the identity of the claimant is unknown, and all claims and obligations that have not been made known to the Fund or that have not arisen but that, based on the facts known to the Fund, are likely to arise or to become known to the Fund within 10 years after the date of dissolution (each a "Liability" and collectively, the "Liabilities").

   6. Liquidation of Assets. As soon as reasonable and practicable after the Effective Date, the Adviser shall use all commercially reasonable efforts to sell all of the Fund's portfolio assets for cash and shall hold or reinvest the proceeds thereof in cash and such short-term securities as the Fund may lawfully hold or invest in. Following the Effective Date and prior to the Liquidation Date, the Fund shall have the authority to engage in such transactions as may be appropriate to complete liquidation and dissolution, including without limitation, the authority to mortgage, pledge, sell, lease, exchange or otherwise dispose of all or any part of its other assets for cash and/or shares, bonds or other securities or property upon such terms and conditions as the Fund or the Adviser shall determine, with no further approvals by the Board except as required by law.

   7. Liquidating Distribution. As soon as reasonable and practicable after the assets of the Fund have been reduced to cash or cash equivalents, the Fund shall distribute pro rata to the Fund's shareholders of record as of the close of business on the Liquidation Date all of the Fund's then existing assets in complete and full cancellation and redemption of all the outstanding shares of the Fund, except for (i) cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (a) discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (b) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund's books. If the Fund is unable to make distributions to all of the Fund's shareholders because of an inability to locate shareholders to whom distributions are payable, the Board may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any of the Fund's remaining assets in such trust for the benefit of the shareholders that cannot be located. The expenses of such trust shall be charged against the assets therein.

                                                               Sub-Item 77Q1(e)

   8. Satisfaction of Federal Income and Excise Tax Distribution Requirements. If necessary, the Fund shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Fund's net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods. Alternatively, or in conjunction therewith, the Fund may, if eligible to do so pursuant to section 562(b) of the Code, treat the amounts to be distributed pursuant to this Section 8 as being paid out as dividends as part of the liquidating distributions made to the Fund's shareholders pursuant to Section 7.

   9. Expenses in Connection with this Plan. The Fund shall bear all the expenses associated with its Liquidation, except that the Fund's shareholders shall pay their own expenses, if any, incurred in connection with the Liquidation.

   10. Powers of the Board. The Board and, subject to the direction of the Board, the officers of the Fund, shall have the authority to do or to authorize any or all acts and things as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, tax returns, forms and other papers. The death, resignation or disability of any trustee or any officer of the Fund shall not impair the authority of the surviving or remaining trustees or officers to exercise any of the powers provided for in the Plan.

   11. Filings. The Board hereby authorizes the appropriate parties to make any necessary or appropriate filings relating to the liquidation and dissolution of the Fund with the State of Delaware, the Internal Revenue Service (the "IRS"), the Securities and Exchange Commission (the "SEC"), or with any other authority. Without limiting the generality of the foregoing, the officers of the Fund are authorized and directed to file or cause to be filed Form 966 with the Internal Revenue Service within 30 days of adoption of this Plan of Liquidation.

   12. Amendment of Plan. The Board shall have the authority to authorize variations from or amendments to the provisions of this Plan as may be necessary or appropriate to effect the Liquidation of the Fund, the distribution of the Fund's net assets to its shareholders in accordance with the laws of the State of Delaware, the 1940 Act, the Code, and the Fund's Organizational Documents, and the winding up of the affairs of the Fund, if the Board determines that such action would be advisable and in the best interests of the Fund and its shareholders. The Board may abandon this Plan at any time with respect to the Fund if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

Adopted by the Board on September 20, 2016.

                                                               Sub-Item 77Q1(e)

                      PLAN OF LIQUIDATION AND DISSOLUTION
                                      OF
                        INVESCO UNCONSTRAINED BOND FUND

THIS PLAN OF LIQUIDATION AND DISSOLUTION (the "Plan") is intended to accomplish the complete liquidation and dissolution of Invesco Unconstrained Bond Fund (the "Fund"), a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the "Trust"), a statutory trust organized under the laws of the State of Delaware registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), in conformity with the laws of the State of Delaware, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code"), and the Trust's Amended and Restated Agreement and Declaration of Trust, as amended, (the "Declaration of Trust"), and Amended and Restated Bylaws (the "Bylaws") (collectively, the "Organizational Documents"). This Plan shall to the extent appropriate constitute a separate Plan of Liquidation with respect to each of the Funds, and the liquidation of or failure to liquidate one or more of the Funds shall not affect the application of this Plan to any other Fund. All references in this Plan to action taken by the Fund shall be deemed to refer to action taken by the Trust on behalf of the Fund.

   WHEREAS, for the reasons discussed with the Trust's Board of Trustees (the "Board") at that certain Board meeting held on September 20, 2016, the Fund's investment adviser, Invesco Advisers, Inc. (the "Adviser") has recommended that the Fund be terminated, liquidated and dissolved; and

   WHEREAS, the Board has considered the impact on the Fund's shareholders of the liquidation and dissolution of the Fund; and

   WHEREAS, the Board has determined that the termination, liquidation and dissolution of the Fund is advisable and in the best interests of the Fund and its shareholders, and has considered and approved this Plan as the method of accomplishing such liquidation and dissolution; and

   WHEREAS, pursuant to Sections 9.3 and 6.1of the Declaration of Trust, the Fund may be terminated at any time by the Trustees by written notice to the shareholders of the Fund.

   NOW THEREFORE, the termination, liquidation and dissolution of the Fund shall be carried out in the manner set forth herein:

   1. Effective Date of Plan. The effective date of the Plan (the "Effective Date") shall be October 12, 2016.

   2. Liquidation. Consistent with the provisions of this Plan, the Fund shall be liquidated as promptly as practicable in accordance with its Organizational Documents, and all applicable laws and regulations, including but not limited to Sections 331 and 332 of the Code (the "Liquidation" and the date on which the final liquidating distribution is made, the "Liquidation Date").

   3. Notice of Liquidation. As soon as reasonable and practicable after the adoption by the Board of this Plan, the Fund shall provide notice to its shareholders and other appropriate parties that this Plan has been approved by the Board and that the Fund will be liquidating its assets and dissolving.

                                                               Sub-Item 77Q1(e)

   4. Cessation of Business. On the Effective Date, the Fund shall cease its regular business as series of an investment company and shall not engage in any business activities except for the purposes of winding up the Fund's business and affairs, preserving the value of its assets, and distributing its assets to shareholders in the Fund in accordance with the provisions of this Plan after discharging or making reasonable provision for the Fund's liabilities; provided, however, that the Fund may continue to carry on its activities as an investment company, as described in the current prospectuses and any supplements thereto, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders is made.

   5. Payment of Debts. As soon as reasonable and practicable after the Effective Date, the Fund shall determine and pay in full or discharge, or make reasonable provision to pay or discharge, including by establishment of a liquidating trust, escrow or reserve on the books of the Fund or other reasonable means determined by the Fund, all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Fund, all claims and obligations that are known to the Fund but for which the identity of the claimant is unknown, and all claims and obligations that have not been made known to the Fund or that have not arisen but that, based on the facts known to the Fund, are likely to arise or to become known to the Fund within 10 years after the date of dissolution (each a "Liability" and collectively, the "Liabilities").

   6. Liquidation of Assets. As soon as reasonable and practicable after the Effective Date, the Adviser shall use all commercially reasonable efforts to sell all of the Fund's portfolio assets for cash and shall hold or reinvest the proceeds thereof in cash and such short-term securities as the Fund may lawfully hold or invest in. Following the Effective Date and prior to the Liquidation Date, the Fund shall have the authority to engage in such transactions as may be appropriate to complete liquidation and dissolution, including without limitation, the authority to mortgage, pledge, sell, lease, exchange or otherwise dispose of all or any part of its other assets for cash and/or shares, bonds or other securities or property upon such terms and conditions as the Fund or the Adviser shall determine, with no further approvals by the Board except as required by law.

   7. Liquidating Distribution. As soon as reasonable and practicable after the assets of the Fund have been reduced to cash or cash equivalents, the Fund shall distribute pro rata to the Fund's shareholders of record as of the close of business on the Liquidation Date all of the Fund's then existing assets in complete and full cancellation and redemption of all the outstanding shares of the Fund, except for (i) cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (a) discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (b) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund's books. If the Fund is unable to make distributions to all of the Fund's shareholders because of an inability to locate shareholders to whom distributions are payable, the Board may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any of the Fund's remaining assets in such trust for the benefit of the shareholders that cannot be located. The expenses of such trust shall be charged against the assets therein.

                                                               Sub-Item 77Q1(e)

   8. Satisfaction of Federal Income and Excise Tax Distribution Requirements. If necessary, the Fund shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Fund's net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods. Alternatively, or in conjunction therewith, the Fund may, if eligible to do so pursuant to section 562(b) of the Code, treat the amounts to be distributed pursuant to this Section 8 as being paid out as dividends as part of the liquidating distributions made to the Fund's shareholders pursuant to Section 7.

   9. Expenses in Connection with this Plan. The Fund shall bear all the expenses associated with its Liquidation, except that the Fund's shareholders shall pay their own expenses, if any, incurred in connection with the Liquidation.

   10. Powers of the Board. The Board and, subject to the direction of the Board, the officers of the Fund, shall have the authority to do or to authorize any or all acts and things as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, tax returns, forms and other papers. The death, resignation or disability of any trustee or any officer of the Fund shall not impair the authority of the surviving or remaining trustees or officers to exercise any of the powers provided for in the Plan.

   11. Filings. The Board hereby authorizes the appropriate parties to make any necessary or appropriate filings relating to the liquidation and dissolution of the Fund with the State of Delaware, the Internal Revenue Service (the "IRS"), the Securities and Exchange Commission (the "SEC"), or with any other authority. Without limiting the generality of the foregoing, the officers of the Fund are authorized and directed to file or cause to be filed Form 966 with the Internal Revenue Service within 30 days of adoption of this Plan of Liquidation.

   12. Amendment of Plan. The Board shall have the authority to authorize variations from or amendments to the provisions of this Plan as may be necessary or appropriate to effect the Liquidation of the Fund, the distribution of the Fund's net assets to its shareholders in accordance with the laws of the State of Delaware, the 1940 Act, the Code, and the Fund's Organizational Documents, and the winding up of the affairs of the Fund, if the Board determines that such action would be advisable and in the best interests of the Fund and its shareholders. The Board may abandon this Plan at any time with respect to the Fund if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

Adopted by the Board on September 20, 2016.